File No. 33-15253
                                                                        811-5221

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /x/
         Pre-Effective Amendment No.                                     / /
                                    -----
         Post-Effective Amendment No.   21                               /x/
                                       ---
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          /x/
         Amendment No.  23                                               /x/
                        --



--------------------------------------------------------------------------------
                            SELIGMAN PORTFOLIOS, INC.
               (Exact name of registrant as specified in charter)
--------------------------------------------------------------------------------
                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

     Registrant's Telephone Number: 212-850-1864 or Toll Free: 800-221-2450
--------------------------------------------------------------------------------
      THOMAS G. ROSE, Treasurer, 100 Park Avenue, New York, New York 10017
                     (Name and address of agent for service)




It is proposed that this filing will become effective (check appropriate box):


/ / immediately upon filing pursuant to paragraph (b)



/ / on (date) pursuant to paragraph (b)


/ / 60 days after filing pursuant to paragraph (a)(1)

/ / on (date) pursuant to paragraph (a)(1)


/x/ 75 days after filing pursuant to paragraph (a)(2)


|_| on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice for Registrant's most recent fiscal year which will be filed with the Commission on or about March 20, 1998.

                            SELIGMAN PORTFOLIOS, INC.


                   100 Park Avenue o New York, New York 10017
       Toll-Free Telephone: (800) 221-7844 all continental United States
                     New York City Telephone:(212) 850-1864
            Marketing Services--Toll-Free Telephone: (800) 221-2783

                                                                     May 1, 1998


Seligman Portfolios, Inc. (the "Fund") is an open-end diversified management investment company consisting of fourteen separate portfolios (the "Portfolios"), each designed to meet different investment goals. Investment management services for each of the Fund's Portfolios are provided by J. & W. Seligman & Co. Incorporated (the
                                                           (continued on page 2)

     The Fund's fourteen Portfolios are:


     // SELIGMAN BOND PORTFOLIO: seeks favorable current income by investing in a diversified portfolio of debt securities, primarily of investment grade, including convertible issues and preferred stocks, with capital appreciation as a secondary consideration.

     // SELIGMAN CAPITAL PORTFOLIO: seeks to produce capital appreciation, not current income, by investing in common stocks (primarily those with strong near or intermediate-term prospects) and securities convertible into or exchangeable for common stocks, in common stock purchase warrants and rights, in debt securities and in preferred stocks believed to provide capital appreciation opportunities.

     // SELIGMAN CASH MANAGEMENT PORTFOLIO: seeks to preserve capital and to maximize liquidity and current income by investing in a diversified portfolio of high-quality money market instruments. INVESTMENTS IN THIS PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THIS PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     // SELIGMAN COMMON STOCK PORTFOLIO: seeks favorable, but not the highest, current income and long-term growth of both income and capital value without exposing capital to undue risk, primarily through equity investments broadly diversified over a number of industries.

     // SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO: seeks capital gain, not income, by investing primarily in securities of companies in the communications, information and related industries.

     // SELIGMAN FRONTIER PORTFOLIO: seeks growth in capital value; income may be considered but will be only incidental to the Portfolio's investment objective. In general, securities owned are likely to be those issued by small to medium-sized companies selected for their growth prospects.

     // SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO: seeks to achieve its objective of long-term capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

     //   SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO: seeks long-term
          capital   appreciation   primarily   through  global   investments  in
          securities of companies with small to medium market capitalization.

     // SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO: seeks long-term capital appreciation by making global investments of at least 65% of its assets in securities of companies with business operations in technology and technology-related industries.

     // SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO: seeks long-term capital appreciation primarily through international investments in securities of medium- to large-sized companies.

     // SELIGMAN HIGH-YIELD BOND PORTFOLIO: seeks to produce maximum current income by investing primarily in high-yielding, high risk corporate bonds and corporate notes, which, generally, are non-rated or carry ratings lower than those assigned to investment grade bonds. THE PORTFOLIO WILL INVEST UP TO 100% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," WHICH ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST THAN HIGHER RATED INVESTMENT GRADE BONDS. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS PORTFOLIO. SEE "INVESTMENT OBJECTIVES AND POLICIES--SELIGMAN HIGH-YIELD BOND PORTFOLIO."

     // SELIGMAN INCOME PORTFOLIO: seeks primarily to produce high current income consistent with what is believed to be prudent risk of capital and secondarily to provide the possibility of improvement in income and capital value over the longer term, by investing primarily in income-producing securities.


     // SELIGMAN LARGE-CAP VALUE PORTFOLIO: seeks capital appreciation by investing primarily in equity securities of companies with large market capitalizations deemed to be value companies by the investment manager.

     // SELIGMAN SMALL-CAP VALUE PORTFOLIO: seeks capital appreciation by investing primarily in equity securities of companies with small market capitalizations deemed to be value companies by the investment manager.


 SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK,
      AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
           CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION
           OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
           ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

(continued from page 1)

"Manager"). Seligman Henderson Co. supervises and directs the non-U.S. investments of the Seligman Henderson Global Growth Opportunities Portfolio, Seligman Henderson Global Smaller Companies Portfolio, Seligman Henderson Global Technology Portfolio and Seligman Henderson International Portfolio (collectively, the "Seligman Henderson Portfolios").

     Shares of the Fund are currently provided as the investment medium for Canada Life of America Variable Annuity Account 1 ("CLAVA-1"), Canada Life of America Variable Annuity Account 2 ("CLAVA-2"), Canada Life of America Annuity Account 2 ("CLAA-2"), Canada Life of America Annuity Account 3 ("CLAA-3"), Canada Life of New York Variable Annuity Account 1 ("CLNYVA-1") and Canada Life of New York Variable Annuity Account 2 ("CLNYVA-2") (collectively, "Canada Life Accounts"), each of which is a separate account of either Canada Life Insurance Company of America or Canada Life Insurance Company of New York, (collectively, "Canada Life"). Shares of certain Portfolios of the Fund may not be offered to all Canada Life Accounts. Shares of the Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Income Portfolio are also provided as the investment medium for Mutual Benefit Variable Contract Account-9 ("VCA-9") established by MBL Life Assurance Corporation (formerly, The Mutual Benefit Life Insurance Company) ("MBL Life").

     CLAVA-1, CLAVA-2, CLNYVA-1 and CLNYVA-2 are each registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and fund variable annuity contracts ("VA Contracts") issued by Canada Life and distributed by Seligman Financial Services, Inc. CLAA-2 and CLAA-3 are not registered or regulated under the 1940 Act in reliance on the exemption provided in Section 3(c)(11) of the 1940 Act. CLAA-2 and CLAA-3 fund annuity contracts ("CLAA Contracts") issued by Canada Life and distributed by Seligman Financial Services, Inc. which may be purchased only by pension or profit-sharing employee benefit plans that satisfy the requirements for qualification set forth in
Section 401 of the Internal Revenue Code of 1986. VCA-9 is registered as a unit investment trust under the 1940 Act and funds variable annuity contracts ("VCA-9 Contracts") issued by MBL Life.

     This Prospectus sets forth concisely information about the Fund and its Portfolios that a prospective investor should know before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Fund, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information is available upon request and without charge by calling or writing the Fund at the telephone numbers or address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.



                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Financial Highlights ..............................................         P-4
Investment Objectives and Policies ................................         P-8
Seligman Bond Portfolio ...........................................         P-8
Seligman Capital Portfolio ........................................         P-9
Seligman Cash Management Portfolio ................................         P-9
Seligman Common Stock Portfolio ...................................         P-10
Seligman Communications and Information Portfolio .................         P-11
Seligman Frontier Portfolio .......................................         P-11
Seligman Henderson Global Growth Opportunities Portfolio ..........         P-12
Seligman Henderson Global Smaller Companies Portfolio .............         P-12
Seligman Henderson Global Technology Portfolio ....................         P-12
Seligman Henderson International Portfolio ........................         P-12
Seligman High-Yield Bond Portfolio ................................         P-16
Seligman Income Portfolio .........................................         P-17

Seligman Large-Cap Value Portfolio ................................         P-18
Seligman Small-Cap Value Portfolio ................................         P-18

Other Investment Policies .........................................         P-19
Management Services ...............................................         P-22
Portfolio Transactions, Portfolio Turnover And Valuation ..........         P-26
Dividends, Distributions and Taxes ................................         P-27
Purchases and Redemptions .........................................         P-27
Custodians and Transfer Agent .....................................         P-27
Organization and Capitalization ...................................         P-27
Appendix ..........................................................         P-28

                      THIS PAGE INTENTIONALLY LEFT BLANK

                              FINANCIAL HIGHLIGHTS


     The following tables set forth selected data for the periods indicated for a single share outstanding of each of the Fund's Portfolios (except Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio, each of which commenced operations on May 1, 1998). The results shown for all periods through the year ended December 31, 1997 have been audited in conjunction with the annual audits of the financial statements of Seligman Portfolios, Inc. by , independent auditors, whose reports thereon are unqualified. The 1997 financial statements and independent auditors' report thereon are incorporated by reference in the Fund's Statement of Additional Information. Copies of the Statement of Additional Information may be obtained free of charge from the Fund at the telephone numbers or address provided on the cover page of this Prospectus.
     The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from a Portfolio's beginning net asset value to its ending net asset value so that investors may understand what effect the individual items have on their investment, assuming it was held throughout the period.






                                                                    INCREASE
                            NET ASSET       NET     NET REALIZED   (DECREASE)                              NET INCREASE
                            VALUE AT    INVESTMENT  & UNREALIZED     FROM                 DISTRIBUTIONS     (DECREASE)   NET ASSET
PER SHARE OPERATING         BEGINNING     INCOME     GAIN (LOSS)   INVESTMENT   DIVIDENDS   FROM NET      IN NET ASSET VALUE AT END
  PERFORMANCE:              OF PERIOD     (LOSS)   ON INVESTMENTS  OPERATIONS     PAID    GAIN REALIZED       VALUE     OF PERIOD
-------------------         ---------   ---------- --------------  ----------   --------- -------------  -------------- ------------

BOND PORTFOLIO
  Year ended 12/31/97...... $ 9.890       $           $            $            $            $             $            $
  Year ended 12/31/96......  10.440        0.565       (0.552)       0.013       (0.563)          --         (0.550)       9.890
  Year ended 12/31/95 .....   9.270        0.605        1.171        1.776       (0.606)          --          1.170       10.440
  Year ended 12/31/94......  10.110        0.499       (0.841)      (0.342)      (0.498)          --         (0.840)       9.270
  Year ended 12/31/93......  10.660        0.713        0.142        0.855       (0.711)      (0.694)        (0.550)      10.110
  Year ended 12/31/92......  10.990        0.706       (0.092)       0.614       (0.772)      (0.172)        (0.330)      10.660
  Year ended 12/31/91......  10.310        0.798        0.699        1.497       (0.817)          --          0.680       10.990
  Year ended 12/31/90......  10.220        0.680       (0.054)       0.626       (0.536)          --          0.090       10.310
  Year ended 12/31/89......   9.930        0.658        0.208        0.866       (0.576)          --          0.290       10.220
  6/21/88*-12/31/88........  10.000        0.262       (0.162)       0.100       (0.170)          --         (0.070)       9.930

CAPITAL PORTFOLIO
  Year ended 12/31/97......  16.010
  Year ended 12/31/96......  14.910        0.043        2.121        2.164       (0.042)      (1.022)         1.100       16.010
  Year ended 12/31/95 .....  12.700        0.048        3.385        3.433       (0.047)      (1.176)         2.210       14.910
  Year ended 12/31/94......  14.950        0.015       (0.699)      (0.684)      (0.018)      (1.548)        (2.250)      12.700
  Year ended 12/31/93......  16.980        0.021        1.928        1.949       (0.021)      (3.958)        (2.030)      14.950
  Year ended 12/31/92......  17.740       (0.022)       1.202        1.180           --       (1.940)        (0.760)      16.980
  Year ended 12/31/91......  11.230        0.079        6.547        6.626       (0.088)      (0.028)         6.510       17.740
  Year ended 12/31/90......  11.620        0.044       (0.414)      (0.370)      (0.020)          --         (0.390)      11.230
  Year ended 12/31/89......  10.060       (0.084)       1.739        1.655           --       (0.095)         1.560       11.620
  6/21/88*-12/31/88........  10.000        0.060           --        0.060           --           --          0.060       10.060

CASH MANAGEMENT PORTFOLIO
  Year ended 12/31/97......   1.000
  Year ended 12/31/96......   1.000        0.053           --        0.053       (0.053)          --             --        1.000
  Year ended 12/31/95 .....   1.000        0.055           --        0.055       (0.055)          --             --        1.000
  Year ended 12/31/94......   1.000        0.040           --        0.040       (0.040)          --             --        1.000
  Year ended 12/31/93......   1.000        0.030           --        0.030       (0.030)          --             --        1.000
  Year ended 12/31/92......   1.000        0.035           --        0.035       (0.035)          --             --        1.000
  Year ended 12/31/91......   1.000        0.056           --        0.056       (0.056)          --             --        1.000
  Year ended 12/31/90......   1.000        0.075           --        0.075       (0.075)          --             --        1.000
  Year ended 12/31/89......   1.000        0.075           --        0.075       (0.075)          --             --        1.000
  6/21/88*-12/31/88........   1.000        0.020           --        0.020       (0.020)          --             --        1.000

COMMON STOCK PORTFOLIO
  Year ended 12/31/97......  15.920
  Year ended 12/31/96......  15.440        0.334        2.789        3.123       (0.336)      (2.307)         0.480       15.920
  Year ended 12/31/95 .....  13.780        0.349        3.400        3.749       (0.345)      (1.744)         1.660       15.440
  Year ended 12/31/94......  14.980        0.365       (0.356)       0.009       (0.385)      (0.824)        (1.200)      13.780
  Year ended 12/31/93......  15.600        0.392        1.479        1.871       (0.394)      (2.097)        (0.620)      14.980
  Year ended 12/31/92......  14.740        0.346        1.445        1.791       (0.369)      (0.562)         0.860       15.600
  Year ended 12/31/91......  11.580        0.362        3.459        3.821       (0.355)      (0.306)         3.160       14.740
  Year ended 12/31/90......  12.260        0.356       (0.743)      (0.387)      (0.263)      (0.030)        (0.680)      11.580
  Year ended 12/31/89......  10.150        0.248        2.195        2.443       (0.179)      (0.154)         2.110       12.260
  6/21/88*-12/31/88........  10.000        0.120        0.060        0.180       (0.030)          --          0.150       10.150

--------------
  * Commencement of operations.
 ** The Manager, at its discretion, waived its management fee and/or reimbursed expenses for certain periods presented.
  + Annualized.

Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amount.
     "Total return based on net asset value" measures a Portfolio's performance assuming investors purchased shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold the shares at the net asset value per share on the last day of the period. The total returns exclude the effect of all administration fees and asset-based sales loads associated with variable annuity contracts. The total returns for periods of less than one year are not annualized.
     "Average commission rate paid" represents the average commissions paid by a Portfolio to purchase or sell securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.

                                                                                                            WITHOUT MANAGEMENT
                                                                                                            FEE WAIVER AND/OR
                                                                                                          EXPENSE REIMBURSEMENT**
                                                                                                    --------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA                                               RATIO
                                       -----------------------------------------------------------                          OF NET
                             TOTAL                   NET                                NET ASSETS              RATIO OF  INVESTMENT
                             RETURN    EXPENSES   INVESTMENT                                AT         NET      EXPENSES    INCOME
                            BASED ON     TO         INCOME                                END OF    INVESTMENT    TO      (LOSS) TO
                              NET      AVERAGE      (LOSS)                   AVERAGE     PERIOD      INCOME     AVERAGE    AVERAGE
PER SHARE OPERATING          ASSET       NET      TO AVERAGE   PORTFOLIO   COMMISSION     (000s       (LOSS)      NET         NET
  PERFORMANCE:               VALUE     ASSETS     NET ASSETS   TURNOVER     RATE PAID    OMITTED)    PER SHARE   ASSETS     ASSETS
-------------------         --------   --------   ----------   ---------   ----------   ----------  ----------  --------  ----------
BOND PORTFOLIO
  Year ended 12/31/97......       %          %            %           %                  $             $              %          %
  Year ended 12/31/96......   0.09       0.60         5.97      199.74                     5,015        0.545     0.79       5.78
  Year ended 12/31/95 .....  19.18       0.60         6.22      114.42                     4,497        0.571     0.99       5.83
  Year ended 12/31/94......  (3.39)      0.60         5.12      237.23                     3,606        0.430     1.31       4.41
  Year ended 12/31/93......   7.98       0.74         5.41       33.21                     3,775        0.675     1.07       5.08
  Year ended 12/31/92......   5.60       1.00         6.22       23.40                     4,750
  Year ended 12/31/91......  14.58       0.60         7.30        6.34                     5,369        0.712     1.42       6.48
  Year ended 12/31/90......   6.14       1.73         6.59        6.62                     4,600
  Year ended 12/31/89......   8.70       2.13         6.51       49.92                     4,129        0.643     2.27       6.37
  6/21/88*-12/31/88........   1.01       2.99+        5.25+     144.21                     2,223

CAPITAL PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......  14.51       0.59         0.29       88.78        $0.0557     14,313
  Year ended 12/31/95 .....  27.17       0.60         0.32      122.20                     9,294        0.035     0.71       0.21
  Year ended 12/31/94......  (4.59)      0.60         0.10       67.39                     5,942       (0.036)    0.96      (0.26)
  Year ended 12/31/93......  11.65       0.71         0.09       65.30                     5,886       (0.003)    0.83      (0.03)
  Year ended 12/31/92......   6.80       0.91        (0.14)      54.95                     5,497
  Year ended 12/31/91......  59.05       0.60         0.56       31.44                     5,812       (0.035)    1.37      (0.21)
  Year ended 12/31/90......  (3.18)      2.15         0.18       28.94                     3,560
  Year ended 12/31/89......  16.47       3.55        (0.88)      32.55                     2,577       (0.092)    3.80      (1.12)
  6/21/88*-12/31/88........   0.60       6.99+       (0.11)+        --                       890

CASH MANAGEMENT PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......   5.43         --         5.30          --                     9,755        0.047     0.63       4.67
  Year ended 12/31/95 .....   5.60         --         5.48          --                     7,800        0.046     0.87       4.61
  Year ended 12/31/94......   4.03         --         3.98          --                     3,230        0.025     1.48       2.50
  Year ended 12/31/93......   3.00         --         2.96          --                     3,102        0.019     1.07       1.89
  Year ended 12/31/92......   3.53         --         3.50          --                     4,230        0.025     0.97       2.53
  Year ended 12/31/91......   5.70         --         5.49          --                     5,849        0.048     0.83       4.66
  Year ended 12/31/90......   7.79         --         7.53          --                     3,994        0.045     2.97       4.56
  Year ended 12/31/89......   7.81         --         7.72          --                       908       (0.019)    9.57      (1.85)
  6/21/88*-12/31/88........   2.35       0.95+        5.83+         --                       283       (0.050)   20.02+    (13.24)+

COMMON STOCK PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......  20.08       0.53         1.99       50.33         0.0561     37,168
  Year ended 12/31/95 .....  27.28       0.54         2.42       55.48                    28,836
  Year ended 12/31/94......   0.04       0.60         2.45       15.29                    20,168        0.361     0.62       2.43
  Year ended 12/31/93......  11.94       0.55         2.10       10.70                    21,861
  Year ended 12/31/92......  12.14       0.56         2.21       12.57                    24,987
  Year ended 12/31/91......  33.16       0.60         2.63       27.67                    26,103        0.350     0.71       2.52
  Year ended 12/31/90......  (3.15)      0.88         3.01       13.78                    18,030
  Year ended 12/31/89......  24.11       1.59         2.32       37.56                     9,332        0.236     1.67       2.23
  6/21/88*-12/31/88........   1.80       3.62+        1.65+      14.40                     2,476








                                                                   NET REALIZED
                                                                  & UNREALIZED    INCREASE
                            NET ASSET               NET REALIZED   GAIN (LOSS)   (DECREASE)                            NET INCREASE
                            VALUE AT        NET     & UNREALIZED  FROM FOREIGN      FROM                 DISTRIBUTIONS   (DECREASE)
PER SHARE OPERATING         BEGINNING   INVESTMENT   GAIN (LOSS)    CURRENCY     INVESTMENT   DIVIDENDS     FROM NET    IN NET ASSET
  PERFORMANCE:              OF PERIOD     INCOME   ON INVESTMENTS  TRANSACTIONS  OPERATIONS     PAID     GAIN REALIZED     VALUE
-------------------         ---------   ---------- -------------- -------------  ----------   ---------  ------------- ------------

COMMUNICATIONS AND
  INFORMATION PORTFOLIO
  Year ended 12/31/97...... $14.690          $        $                          $              $              $         $
  Year ended 12/31/96......  13.500           --        1.190                      1.190         --             --         1.190
  Year ended 12/31/95 .....  10.440           --        4.015                      4.015         --         (0.955)        3.060
  10/11/94*-12/31/94.......  10.000       (0.016)       0.456                      0.440         --             --         0.440

FRONTIER PORTFOLIO
  Year ended 12/31/97......  14.980
  Year ended 12/31/96......  13.560        0.001        3.220                      3.221         --         (1.801)        1.420
  Year ended 12/31/95 .....  10.580       (0.001)       3.512                      3.511         --         (0.531)        2.980
  10/11/94*-12/31/94.......  10.000       (0.012)       0.592                      0.580         --             --         0.580

GLOBAL GROWTH
  Opportunities Portfolio
  Year ended 12/31/97......   9.910
  5/1/96*-12/31/96.........  10.000        0.008        0.018       $(0.104)      (0.078)    (0.012)            --        (0.090)

GLOBAL SMALLER COMPANIES
  PORTFOLIO
  Year ended 12/31/97......  12.870
  Year ended 12/31/96......  11.670        0.022        2.305        (0.158)       2.169     (0.018)        (0.951)        1.200
  Year ended 12/31/95......  10.310        0.051        2.037        (0.301)       1.787     (0.052)        (0.375)        1.360
  10/11/94*-12/31/94.......  10.000        0.058        0.266         0.029        0.353     (0.043)            --         0.310

GLOBAL TECHNOLOGY
  PORTFOLIO
  Year ended 12/31/97......  10.320
  5/1/96*-12/31/96.........  10.000       (0.004)       0.305         0.099        0.400         --         (0.080)        0.320

INTERNATIONAL PORTFOLIO
  Year ended 12/31/97......  12.960
  Year ended 12/31/96......  12.390        0.074        1.124        (0.323)       0.875     (0.068)        (0.237)        0.570
  Year ended 12/31/95......  11.340        0.154        0.896         0.236        1.286     (0.151)        (0.085)        1.050
  Year ended 12/31/94......  11.370        0.131       (0.306)        0.325        0.150     (0.064)        (0.116)       (0.030)
  5/3/93*-12/31/93.........  10.000        0.021        1.518        (0.099)       1.440     (0.053)        (0.017)        1.370

HIGH-YIELD BOND PORTFOLIO
  Year ended 12/31/97......  11.190
  Year ended 12/31/96......  10.500        0.768        0.766            --        1.534     (0.766)        (0.078)        0.690
  5/1/95*-12/31/95.........  10.000        0.218        0.519            --        0.737     (0.219)        (0.018)        0.500

INCOME PORTFOLIO
  Year ended 12/31/97......  10.520
  Year ended 12/31/96......  10.560        0.579        0.126            --        0.705     (0.579)        (0.166)       (0.040)
  Year ended 12/31/95......   9.970        0.604        1.187            --        1.791     (0.604)        (0.597)        0.590
  Year ended 12/31/94......  11.380        0.689       (1.369)           --       (0.680)    (0.730)            --        (1.410)
  Year ended 12/31/93......  11.390        0.828        0.576            --        1.404     (0.828)        (0.586)       (0.010)
  Year ended 12/31/92......  11.250        0.862        0.896            --        1.758     (0.987)        (0.631)        0.140
  Year ended 12/31/91......   9.500        0.896        2.024            --        2.920     (0.904)        (0.266)        1.750
  Year ended 12/31/90......  10.780        0.829       (1.487)           --       (0.658)    (0.622)            --        (1.280)
  Year ended 12/31/89......  10.040        0.634        0.834            --        1.468     (0.419)        (0.309)        0.740
  6/21/88*-12/31/88........  10.000        0.142       (0.032)           --        0.110     (0.070)            --         0.040

--------------
  * Commencement of operations.
 ** The Manager, at its discretion, waived its management fee and/or reimbursed expenses for certain periods presented.
  + Annualized.






                                                               RATIOS/SUPPLEMENTAL DATA
                                                  -----------------------------------------------------------
                                        TOTAL                   NET                                 NET ASSETS
                            NET ASSET   RETURN    EXPENSES   INVESTMENT                                AT
                            VALUE AT   BASED ON      TO        INCOME                                END OF
                             END         NET       AVERAGE     (LOSS)                    AVERAGE     PERIOD
PER SHARE OPERATING           OF        ASSET        NET      TO AVERAGE   PORTFOLIO    COMMISSION    (000s
  PERFORMANCE:              PERIOD      VALUE      ASSETS     NET ASSETS   TURNOVER     RATE PAID    OMITTED)
-------------------         --------   --------   ----------  ----------   ----------   ----------  ----------
COMMUNICATIONS AND
  INFORMATION PORTFOLIO
  Year ended 12/31/97......  $                %          %            %            %     $            $
  Year ended 12/31/96......   14.690      8.81       0.87       (0.32)       167.20       0.0530       60,645
  Year ended 12/31/95 .....   13.500     38.55       0.95       (0.89)        96.62                    38,442
  10/11/94*-12/31/94.......   10.440      4.40       0.95+      (0.95)+          --                       495

FRONTIER PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......   14.980     23.93       0.92       (0.37)       119.74       0.0532       31,672
  Year ended 12/31/95 .....   13.560     33.28       0.95       (0.55)       106.48                    12,476
  10/11/94*-12/31/94.......   10.580      5.80       0.95+      (0.70)+          --                       169

GLOBAL GROWTH
  Opportunities Portfolio
  Year ended 12/31/97......
  5/1/96*-12/31/96.........    9.910     (0.78)      1.40+       0.37         12.99       0.0522        1,590

GLOBAL SMALLER COMPANIES
  PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......   12.870     18.66       1.40        0.23         62.31       0.0219       16,876
  Year ended 12/31/95......   11.670     17.38       1.39        0.64         55.65                     4,837
  10/11/94*-12/31/94.......   10.310      3.53       1.20+       3.14+           --                       132

GLOBAL TECHNOLOGY
  PORTFOLIO
  Year ended 12/31/97......
  5/1/96*-12/31/96.........   10.320      4.01       1.40+       0.60+        45.04       0.0160        1,364

INTERNATIONAL PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......   12.960      7.08       1.40        0.70         48.53       0.0191        7,242
  Year ended 12/31/95......   12.390     11.34       1.35        1.01         41.40                     4,183
  Year ended 12/31/94......   11.340      1.32       1.20        1.17         47.34                     1,776
  5/3/93*-12/31/93.........   11.370     14.40       1.20+       1.30+         2.82                       648

HIGH-YIELD BOND PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......   11.190     14.62       0.70        9.77        117.01                    11,176
  5/1/95*-12/31/95.........   10.500      7.37       0.70+       7.46+        67.55                     3,009

INCOME PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......   10.520      6.66       0.59        5.37         19.59       0.0600       13,717
  Year ended 12/31/95......   10.560     17.98       0.60        5.55         51.22                    12,619
  Year ended 12/31/94......    9.970     (5.96)      0.60        6.34         29.76                    10,050
  Year ended 12/31/93......   11.380     12.37       0.64        6.40         38.38                    11,220
  Year ended 12/31/92......   11.390     15.72       0.68        7.53         39.46                    11.363
  Year ended 12/31/91......   11.250     30.89       0.60        8.05         43.67                    11,509
  Year ended 12/31/90......    9.500     (6.10)      1.40        8.19         21.64                     7,419
  Year ended 12/31/89......   10.780     14.61       2.69        5.95         60.10                     4,085
  6/21/88*-12/31/88........   10.040      1.10       5.02+       2.46+           --                     1,265










                                         WITHOUT MANAGEMENT FEE WAIVER
                                          AND/OR EXPENSE REIMBURSEMENT**
                                 ---------------------------------------------
                                                                 RATIOS OF
                                                  RATIOS OF    NET INVESTMENT
                                 NET INVESTMENT  EXPENSES TO    INCOME (LOSS)
PER SHARE OPERATING              INCOME (LOSS)   AVERAGE NET     TO AVERAGE
  PERFORMANCE:                    PER SHARE         ASSETS       NET ASSETS
-------------------              --------------  -----------    --------------

COMMUNICATIONS AND
  INFORMATION PORTFOLIO
  Year ended 12/31/97......      $                      %                %
  Year ended 12/31/96......
  Year ended 12/31/95 .....
  10/11/94*-12/31/94.......       (0.436)          13.96+         (13.96)+

FRONTIER PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......
  Year ended 12/31/95 .....       (0.019)           1.37           (0.97)
  10/11/94*-12/31/94.......       (1.319)          40.47+         (40.22)+

GLOBAL GROWTH
  Opportunities Portfolio
  Year ended 12/31/97......
  5/1/96*-12/31/96.........       (0.255)           6.04+          (4.27)+

GLOBAL SMALLER COMPANIES
  PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......       (0.044)           1.90           (0.27)
  Year ended 12/31/95......       (0.051)           3.84           (1.81)
  10/11/94*-12/31/94.......       (1.225)          37.25+         (32.91)+

GLOBAL TECHNOLOGY
  PORTFOLIO
  Year ended 12/31/97......
  5/1/96*-12/31/96.........       (0.202)           4.71+          (2.71)+

INTERNATIONAL PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......       (0.042)           2.30           (0.20)
  Year ended 12/31/95......        0.001            3.40           (1.04)
  Year ended 12/31/94......       (0.419)           6.12           (3.75)
  5/3/93*-12/31/93.........       (1.004)          17.94+         (15.44)+

HIGH-YIELD BOND PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......        0.747            0.88            9.59
  5/1/95*-12/31/95.........        0.117            4.38+           3.78+

INCOME PORTFOLIO
  Year ended 12/31/97......
  Year ended 12/31/96......
  Year ended 12/31/95......        0.602            0.62            5.53
  Year ended 12/31/94......        0.670            0.77            6.17
  Year ended 12/31/93......        0.826            0.65            6.39
  Year ended 12/31/92......
  Year ended 12/31/91......        0.867            0.93            7.72
  Year ended 12/31/90......
  Year ended 12/31/89......        0.610            2.88            5.77
  6/21/88*-12/31/88........        0.089            5.42+           2.07+

INVESTMENT OBJECTIVES AND POLICIES

     Set forth below is a description of the investment objective of each of the Fund's Portfolios and their investment policies. Of course, because any investment involves risk, there can be no assurance that any of the Portfolios will meet its objective. The investment objective of each Portfolio may not be changed without the affirmative vote of the holders of a majority of the voting securities of that Portfolio; however, unless otherwise noted, the investment policies of each Portfolio are not fundamental and may be changed by the Fund's Board of Directors without a vote of shareholders. A more detailed description of each Portfolio's investment policies, including a list of those restrictions on each Portfolio's investment activities which cannot be changed without such a vote, appears in the Statement of Additional Information. Information regarding the various rating categories used by the Standard & Poor's Rating Service ("S&P") and Moody's Investors Service, Inc. ("Moody's"), and referred to in the following descriptions, is included in the Appendix to this Prospectus.



SELIGMAN BOND PORTFOLIO

     The investment objective of this Portfolio is to achieve favorable current income by investing in debt securities, including convertible issues and preferred stock, diversified over a number of industries. Capital appreciation will be a secondary consideration in selecting portfolio securities. As a matter of fundamental policy, the Portfolio will invest at least 80% of its assets in securities that are rated investment grade.

     The Portfolio's assets may be invested in (l) corporate debt securities, including bonds and debentures convertible into common stock or with warrants and rights; (2) debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (3) mortgage-backed debt securities, including securities issued by the Government National Mortgage Association ("GNMA") and debt obligations secured by commercial or residential real estate, rated within one of the three highest rating categories by S&P or, if unrated, of comparable quality in the opinion of the Manager; (4) preferred stock; and (5) commercial paper rated within one of the three highest rating categories by S&P or Moody's. The Portfolio may also hold or sell any securities obtained through the exercise of conversion rights or warrants, or as a result of reorganization, recapitalization, or liquidation proceedings of any issuer of securities owned by the Portfolio. Long-term debt securities normally will be held when it is believed that the trend of interest rates is down and prices of such securities will increase; conversely, when it is believed that long-term interest rates will rise, the Portfolio may attempt to shift into short-term debt securities that are generally not as volatile as longer-term securities in periods of rising interest rates. The Portfolio may, pending investment and for temporary defensive purposes, invest without limitation in high-grade short-term money market instruments, including repurchase agreements, of the types listed under "Seligman Cash Management Portfolio."

     Corporate debt securities purchased by the Portfolio will, in order to meet the Portfolio's fundamental policy, be investment grade bonds that are rated within one of the four highest rating categories by S&P or Moody's. To the extent that the Portfolio may invest in lower-rated bonds, an investor should be aware that while providing higher yields, such lower-rated bonds generally are subject to greater market fluctuations and risks of loss of income and principal than higher-rated (and lower-yielding) bonds. A description of the credit ratings and the risks associated with such investments is contained in the Appendix to this Prospectus. U.S. Government and agency obligations in which the Portfolio invests may include direct obligations of the U.S. Treasury, such as bills, notes and bonds, and marketable obligations issued by a U.S. Government agency or instrumentality. Agency securities include those issued by the Small Business Administration, General Services Administration and Farmers Home Administration, which are guaranteed by the U.S. Treasury. Other such securities are supported by the right of the issuer to borrow from the Treasury, such as securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC"), while certain other securities are supported only by the credit of the agency or instrumentality itself, such as securities issued by the Federal National Mortgage Association ("FNMA"). Commercial paper includes unsecured promissory notes of corporate issuers, which securities generally have remaining maturities not exceeding nine months.

     The mortgage-backed securities in which the Portfolio invests will include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.

     GNMA is a U.S. Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include FNMA, a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and FHLMC, a corporate instrumentality of the U.S. Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.



SELIGMAN CAPITAL PORTFOLIO

     The  investment   objective  of  this  Portfolio  is  to  produce   capital
appreciation for its shareholders. Current income is not an objective. The Portfolio will seek to achieve its objective by investing in common stocks and securities convertible into or exchangeable for common stocks, in common stock purchase warrants and rights, in debt securities and in preferred stocks believed to provide capital appreciation opportunities. Common stocks, for the most part, are selected for their near or intermediate-term prospects. They may be stocks believed to be underpriced or stocks of growth companies, cyclical companies, or companies believed to be undergoing a basic change for the better. They may be stocks of established, well-known companies or of newer, less-seasoned companies believed to have better-than-average prospects. The principal criterion for choice of investments is capital appreciation potential.

     The Portfolio may, pending investment and for temporary defensive purposes, hold cash and invest without limitation in high-grade, short-term money market instruments, including repurchase agreements, of the types listed under "Seligman Cash Management Portfolio."

     The Seligman Capital Portfolio may borrow money to increase its portfolio of securities. Investing for capital appreciation and borrowing ordinarily expose capital to added risk, and investment in the Portfolio should be considered only by persons who are able and willing to take such risk.



SELIGMAN CASH MANAGEMENT PORTFOLIO

     The investment objective of this Portfolio is to preserve capital and to maximize liquidity and current income by investing in a diversified portfolio of high-quality money market instruments consisting of U.S. Government obligations, U.S. dollar-denominated bank obligations (including those issued by U.S. banks, their foreign branches and

U.S. branches of foreign banks), prime commercial paper, high-grade, short-term corporate obligations and repurchase agreements with respect to the above types of instruments. The Portfolio seeks to maintain a constant net asset value of $1.00 per share; there can be no assurance that the Portfolio will be able to do so. In an effort to maintain a stable net asset value, the Portfolio uses the amortized cost method of valuing its securities.

     The Portfolio will invest only in U.S. dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Board of Directors, present minimal credit risks. Accordingly, the Portfolio will not purchase any security (other than a U.S. Government obligation) unless (i) it is rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations ("NRSROs") such as Moody's and S&P, or (ii) if not so rated, it is determined to be of comparable quality. Determinations of comparable quality will be made in accordance with procedures established by the Directors. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Board of Directors that disposing of the investment would not be in the Portfolio's best interest.

     Presently, the Portfolio only invests in either U.S. Government obligations or securities that are rated in the top rating category by Moody's and S&P. However, the Portfolio is permitted to invest up to 5% of its assets in securities rated in the second highest rating category by two NRSROs, provided that not more than the greater of 1% of its total assets or $1,000,000 is invested in any one such security.

     U.S. GOVERNMENT OBLIGATIONS in which the Portfolio invests include obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States, such as U.S. Treasury bills, securities issued or guaranteed by a U.S. Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the U.S. Treasury.

     BANK OBLIGATIONS purchased by the Portfolio include U.S. dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

     COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT SECURITIES include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest U.S. bank holding companies in terms of assets.

     YIELD INFORMATION. Investors should recognize that, in periods of declining interest rates, yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of the Portfolio will tend to be somewhat lower. Also, when interest rates are falling, the inflow of new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio assets, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be true. The Portfolio may attempt to increase yields on its investments by using trading techniques designed to take advantage of short-term market variations. This policy, together with the short maturities of the securities in which the Portfolio invests, would result in high portfolio turnover. The Portfolio does not anticipate incurring significant brokerage or transaction expenses since portfolio transactions ordinarily will be made directly with the issuer, money market dealer, or other financial institution on a net price basis.



SELIGMAN COMMON STOCK PORTFOLIO

     The investment objective of this Portfolio is to produce favorable, but not the highest, current income and long-term growth of both income and capital value, without exposing capital to undue risk. The Portfolio seeks to achieve its objective primarily through equity investments, and in general, investments will be broadly diversified over a number of industries. The Portfolio may, pending investment and for temporary defensive purposes, invest without limitation in high-grade, short-term money market instruments, including repurchase agreements, of the types listed under "Seligman Cash Management Portfolio."



SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO

     The investment objective of this Portfolio is to produce capital gain. Income is not an objective. The Portfolio seeks to achieve its objective by investing in a portfolio consisting of securities of companies operating in virtually all aspects of the communications, information and related industries. It invests at least 80% of its net assets, exclusive of government securities, short-term notes, cash and cash equivalents, in securities of companies engaged in these industries.

     The value of Portfolio shares may be susceptible to factors affecting the communications, information and related industries. As such, this Portfolio is not an appropriate investment for individuals who require safety of principal or stable income from their investments. These industries may be subject to greater governmental regulation than many other industries and changes in governmental policies and the need for regulatory approvals may have a material effect on the products and services of these industries. Although securities of large companies that now are well established in the world communications and information market and can be expected to grow with the market are held by this Portfolio, rapidly changing technologies and the expansion of the communications, information and related industries provide a favorable environment for investing in companies of small to medium size. Securities of smaller, less-seasoned companies may be subject to greater price fluctuation, limited liquidity and above-average investment risk.

     This Portfolio invests primarily in common stocks. It also may invest in securities convertible into or exchangeable for common stocks, in warrants and rights to purchase common stocks and in debt securities or preferred stocks believed to provide opportunities for capital gain. It is this Portfolio's present intention to invest not more than 5% of its net assets in debt securities that are not rated within the four highest rating categories by S&P or by Moody's.



SELIGMAN FRONTIER PORTFOLIO

     The investment objective of this Portfolio is to produce growth in capital value; income may be considered but will be only incidental to the Portfolio's investment objective. This Portfolio seeks to achieve its objective by investing in a portfolio consisting of securities of companies selected for their growth prospects. It invests primarily in common stocks, and may also invest in securities that may be exchanged for or converted into common stock, preferred stock and common stock purchase warrants and rights believed by the Manager to provide capital growth opportunities.


     Under normal conditions, the Portfolio will invest at least 65% of the value of its total assets in equity securities with market capitalizations, at the time of purchase by the Portfolio, of up to $1.25 billion. Stocks of companies believed by the Manager to have special characteristics (such as a high growth rate of unit sales, an important opportunity in a developing industry or a distinct competitive advantage) are favored. Securities of these companies may be subject to above-average market price fluctuation and business risk; however, the Manager will seek to temper such risks by diversification of investments and by avoiding concentration of investments in any one industry.


     This Portfolio's investments, other than in securities of the companies discussed above, will be substantially in securities issued or guaranteed by the U.S. Government (such as Treasury bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of the 100 largest (based on assets) banks that are subject to regulatory supervision by the U.S. Government or state governments and the 100 largest (based on assets) foreign banks with branches or agencies in the United States.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES PORTFOLIO
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES PORTFOLIO
SELIGMAN HENDERSON GLOBAL TECHNOLOGY PORTFOLIO
SELIGMAN HENDERSON INTERNATIONAL PORTFOLIO


     Unless otherwise indicated, the following description of investment objectives and policies applies to each of the Seligman Henderson Global Growth Opportunities Portfolio ("Global Growth Opportunities Portfolio"), Seligman Henderson Global Smaller Companies Portfolio ("Global Smaller Companies Portfolio"), Seligman Henderson Global Technology Portfolio ("Global Technology Portfolio") and Seligman Henderson International Portfolio ("International Portfolio").


     The investment objective of the Global Growth Opportunities Portfolio is long-term capital appreciation. The Global Growth Opportunities Portfolio seeks to achieve its objective by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends. The Subadviser believes that such trends are reshaping the world as it moves towards the new millennium. The trends that will be initially focused on will include global economic liberalization and the flow of capital through trade and investment; the globalization of the world's economy; the expansion of technology as an increasingly important influence on society; the increased awareness of the importance of protecting the environment; and the increase in life expectancy leading to changes in consumer demographics and a greater need for healthcare, security and leisure.

     The investment objective of the Global Smaller Companies Portfolio is long-term capital appreciation primarily through global investments in securities of companies with small to medium market capitalizations. Under normal market conditions, the Global Smaller Companies Portfolio will invest its assets in securities of issuers located in at least three different countries, one of which may be the U.S., and will invest at least 65% of its assets in securities of small to medium-sized companies with market capitalization up to $1 billion.

     The investment objective of the Global Technology Portfolio is long-term capital appreciation. The Global Technology Portfolio seeks to achieve its objective by making global investments of at least 65% of its assets in securities of companies with business operations in technology and technology-related industries. The Global Technology Portfolio defines technology as the use of science to create new products and services. As such the industry comprises not only information technology and communications but also medical, environmental and bio-technology. The Global Technology Portfolio expects to invest in a broad range of technologies. The technology market is global in its scope and has exhibited and continues to demonstrate rapid growth both through increasing demand for existing products and services and the broadening of the technology market. Penetration rates remain low while emerging technologies such as multimedia and genetic engineering are opening up whole new markets. The application of new technology to traditional industries is, in many cases, revolutionizing both manufacturing and distribution industries. Nonetheless, older technologies such as photography and print may also be represented. The Subadviser expects to take advantage of valuation anomalies in international markets created by the emergence of established U.S. technology trends in overseas markets and the relative immaturity of the technology sectors in those countries' securities markets. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Global Technology Portfolio; however, rapidly changing technologies and the expansion of technology and technology-related industries provide a favorable environment for investment in companies of small- to medium-size. Consequently, the Global Technology Portfolio's investments are not subject to any minimum capitalization requirement, and the Global Technology Portfolio may invest in securities without regard to the capitalization of the issuer.

     The investment objective of the International Portfolio is long-term capital appreciation primarily through international investments in securities of medium- to large-sized companies. Under normal market conditions, the International Portfolio will invest 65% of its assets in securities of issuers located in at least three different countries, not including the U.S.


     Seligman Henderson Co. (the "Subadviser") will supervise and direct the investments of each of the Seligman Henderson Portfolios. While each Seligman Henderson Portfolio may invest in securities of issuers domiciled in any country (except the International Portfolio, which normally will not invest in the U.S.), under normal conditions investments will be made in four principal regions: The United Kingdom/Continental Europe, North America, the Pacific Basin and Latin America. Continental European countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and

Turkey. Pacific Basin countries include Australia, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, The People's Republic of China, The Philippines, Singapore, Sri Lanka, Taiwan and Thailand. North America includes the United States and Canada. Latin American countries include Argentina, Brazil, Chile, Mexico and Venezuela.


     In allocating investments among geographic regions and individual countries, the Subadviser will consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships.


     The Seligman Henderson Portfolios may invest in all types of securities, most of which will be denominated in currencies other than the U.S. dollar. Since opportunities for long-term growth are primarily expected from equity securities, the Portfolios will normally invest substantially all of their assets in such securities, including common stock, securities convertible into common stock, depositary receipts for these securities and warrants. These Portfolios may, however, invest up to 25% of their assets in preferred stock and debt securities if the Subadviser believes that the capital appreciation available from an investment in such securities will equal or exceed the capital appreciation available from an investment in equity securities. Dividends or interest income are considered only when the Subadviser believes that such income will have a favorable influence on the market value of a security in light of each Portfolio's objective of capital appreciation. Equity securities in which each of the Seligman Henderson Portfolios will invest may be listed on a U.S. or foreign stock exchange or traded in U.S. or foreign over-the-counter markets.

     There is no requirement that the debt securities in which the Seligman Henderson Portfolios invest be rated by a recognized rating agency. However, it is each Portfolio's policy that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Subadviser, of equivalent quality to "investment grade" securities. "Investment grade" securities are those rated within the four highest quality grades as determined by Moody's or S&P. Debt securities are interest-rate sensitive, so that their value will tend to decrease when interest rates rise and increase when interest rates fall.

     DEPOSITARY RECEIPTS. The Seligman Henderson Portfolios may invest in securities represented by American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or Global Depositary Shares ("GDSs"). ADRs and ADSs are instruments generally issued by domestic banks or trust companies that represent the deposit of a security of a foreign issuer. ADRs and ADSs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs, GDRs and GDSs are typically issued by foreign banks or trust companies and traded in Europe. ADRs, ADSs, EDRs, GDRs and GDSs may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities trade in the form of ADRs, ADSs, EDRs, GDRs or GDSs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs, ADSs, EDRs, GDRs and GDSs are not obligated to disclose material information in the U.S., and therefore, the import of such information may not be reflected in the market value of such receipts.

     By investing in foreign securities, the Seligman Henderson Portfolios will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the U.S. The Subadviser believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. Global diversification reduces the effect that events in any one country will have on the entire investment portfolio. Of course, a decline in the value of a Portfolio's investments in one country may offset potential gains from investments in another country.

     FOREIGN INVESTMENT RISK FACTORS. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that any of the Seligman Henderson Portfolios' foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about U.S. issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the U.S. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon and may involve a risk of loss to a Portfolio. Foreign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the U.S., and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation, (in which a Portfolio could lose its entire investment in a certain market), limitations on the removal of monies or other assets of the Portfolios, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgement in a court outside the U.S.


     Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

     The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

     FOREIGN CURRENCY RISK FACTORS. Investments in foreign securities will usually be denominated in foreign currencies, and each Portfolio may temporarily hold funds in foreign currencies. The value of a Portfolio's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Portfolio may incur costs in connection with conversions between various currencies. A Portfolio's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Portfolios. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

     SMALLER COMPANY INVESTMENT RISK FACTORS. With regard to the Global Smaller Companies Portfolio and the Global Technology Portfolio, the Subadviser believes that smaller companies generally have greater earnings and sales growth potential than larger companies. In addition, the Global Growth Opportunities Portfolio may also invest in securities without regard to the minimum capitalization of issuers. However, investments in such companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities of larger companies.

     TECHNOLOGY INVESTMENT RISK FACTORS. The value of the Global Technology Portfolio shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. As such, the Global Technology

Portfolio is not an appropriate investment for individuals who require safety of principal or stable income from their investments. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries; changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, markets and financial or managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.


     DERIVATIVES. Each of the Seligman Henderson Portfolios may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Portfolio will not invest in derivatives for speculative purposes, i.e., where the derivative investment exposes the Portfolio to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.


     A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Portfolio will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Portfolio's investment objective, and the risk associated with the investment. The only types of derivatives in which the Portfolios are currently permitted to invest are stock purchase rights and warrants, and, as described more fully below, forward currency exchange contracts and put options.


     A Portfolio may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Portfolio's net assets (valued at the lower of cost or market). In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities will be deemed to have been purchased without cost.


     FORWARD CURRENCY EXCHANGE CONTRACTS. The Subadviser will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, each Portfolio may enter into forward currency exchange contracts (agreements to purchase or sell foreign currencies at a future date). A Portfolio will usually enter into these contracts to fix the U.S. dollar value of securities that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns. A Portfolio may be required to cover certain forward currency exchange contract positions by establishing a segregated account with its custodian that will contain only liquid assets, such as U.S. Government securities or other liquid high-grade debt obligations. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Portfolio's position in any one country as of the date the contract is entered into.

     Although the Portfolios will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Portfolios may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Portfolios' losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other currencies.


     OPTIONS TRANSACTIONS. Each of the Seligman Henderson Portfolios may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the price of a security held by the Portfolio. A Portfolio will not purchase options for speculative purposes. Purchasing a put option gives a Portfolio the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.


     When a Portfolio purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. See "Investment Policies and Restrictions" in the Statement of Additional Information.

     TEMPORARY INVESTMENTS. When the Subadviser believes that market conditions warrant a temporary defensive position, a Portfolio may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. A Portfolio's investments in commercial paper of U.S. issuers will be limited to
(a) obligations rated Prime-1 by Moody's or A-1 by S&P or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by S&P. A description of various commercial paper ratings and debt securities ratings appears in the Appendix to this Prospectus. A Portfolio's investments in foreign short-term instruments will be limited to those that, in the opinion of the Subadviser, equate generally to the standards established for U.S. short-term instruments.


SELIGMAN HIGH-YIELD BOND PORTFOLIO

     The objective of this Portfolio is to produce maximum current income. The Portfolio seeks to achieve its objective by following a policy of investing in a diversified range of high-yield, high-risk, medium and lower quality corporate bonds and notes, commonly referred to as "junk bonds". Generally, bonds and notes providing the highest yield are unrated or carry lower ratings (Baa or lower by Moody's or BBB or lower by S&P) than those assigned by S&P or Moody's to investment-grade bonds and notes. A description of the S&P and Moody's rating categories is set forth in the Appendix to this Prospectus. While providing higher yields, these bonds and notes are subject to greater risks of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater price volatility due to market risks than higher rated bonds and notes.

     The amount of outstanding high-yield, lower-rated corporate securities has recently proliferated. Based on industry estimates, the market grew from $20 billion in outstanding securities to in excess of $300 billion, principally over the past ten years, a period of national economic expansion. An economic downturn could adversely impact issuers' abilities to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Portfolio's bonds and notes will be affected like all fixed-income securities by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated or unrated corporate bonds and notes is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated corporate bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality. If the security is downgraded, the Portfolio may retain the security.

     The Portfolio may invest in "zero coupon" (interest payments accrue until maturity) and "pay-in-kind" (interest payments are made in cash or additional shares) bonds. Such securities may be subject to greater fluctuations in value as they tend to be more speculative than income bearing securities. Fluctuations in the market prices of the securities owned by the Portfolio result in corresponding fluctuations and volatility in the net asset value of the shares of the Portfolio.

     Lower-rated and non-rated corporate bonds and notes in which the Portfolio invests are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher rated securities. Under adverse market or economic conditions, the secondary market for these bonds and notes could contract further, causing the Portfolio difficulties in valuing and selling the securities in its portfolio.

     The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time the rating is assigned and the time it is updated. In addition there may be varying degrees of difference in credit risk of securities within each rating category.

     The following table sets forth the weighted average ratings of the Portfolio invested in debt securities, including convertible bonds, for the year ended December 31, 1997. When securities received different ratings from S&P and Moody's, the table reflects the lower rating.

                   AAA/Aaa ..........................   --
                   AA/Aa ............................   --
                   A/A ..............................   --
                   BBB/Baa ..........................   --
                   BB/Ba ............................    %
                   B/B ..............................    %
                   CCC/Caa ..........................    %
                   CC/Ca ............................   --
                   Non-rated ........................    %


     The Manager will try to minimize the risk inherent in the Portfolio's investment objective through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur and an investment in the Portfolio is appropriate for you only if you can bear the high risk inherent in seeking maximum current income by investing in high-yielding corporate bonds and notes which are unrated or carry lower ratings than those assigned by S&P or Moody's to investment-grade bonds.

     Except for temporary defensive purposes, at least 80% of the value of the Portfolio's total assets will be invested in high-yielding, income-producing corporate bonds. This investment policy is a fundamental policy and may not be changed by the Board of Directors of the Fund without the vote of a majority of the Portfolio's outstanding voting securities. The Portfolio may invest up to 20% of the value of its total assets in a range of high-yield, medium and lower quality corporate notes, short-term money market instruments, including certificates of deposit of banks having total assets of more than $1 billion and which are members of the FDIC, bankers' acceptances and interest-bearing savings or time deposits of such banks, commercial paper of prime quality rated A-1 or higher by S&P or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's, securities issued, guaranteed or insured by the U.S. Government, its agencies and instrumentalities and other income-producing cash items. The Portfolio may invest temporarily for defensive purposes without limit in the foregoing securities.

     In accordance with its objective of producing maximum current income, the Portfolio may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. The Manager will try to minimize this greater risk potential through its investment process. However, there can be assurance that losses will not occur and, as stated above, an investment in the Portfolio is appropriate only for an investor who can bear the high risk in seeking maximum current income by investing in high-yielding securities, including non-investment grade preferred stock.



SELIGMAN INCOME PORTFOLIO

     The primary investment objective of this Portfolio is to provide shareholders with high current income consistent with what is believed to be prudent risk of capital; secondarily, the Portfolio seeks to provide the possibility of improvement in income and capital value over the longer term. Assets are invested in securities carefully selected in light of the Portfolio's investment objectives and diversified to limit risk. The distribution of investments between different types of securities is governed by a fundamental policy, which can be changed only by the vote of the shareholders, that at least 25% of the market value of gross assets must at all times be in cash, bonds and/or preferred stocks. Under an investment policy established by the Board of Directors, at least 80% of assets will be invested in income-producing securities.

     Subject to that limitation, assets may be invested in many different types of securities, including money market instruments, fixed-income securities such as bonds, debentures and preferred stocks, senior securities convertible into common stocks, and common stocks.

     Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to non-convertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer's equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than non-convertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer's capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer's common stock, but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities for the Portfolio, the Manager evaluates such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of individual securities relative to other investment alternatives, trends in the determinants of corporate profits and capability of management. In evaluating a convertible security, the Manager gives emphasis to the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible bonds present. Convertible securities can be callable or redeemable at the issuer's discretion, in which case the Manager would be forced to seek alternative investments. The Portfolio may invest in debt securities convertible into equity securities rated as low as CC by S&P or Ca by Moody's. Debt securities rated below investment grade (frequently referred to as "junk bonds") often have speculative characteristics and will be subject to greater market fluctuations and risk of loss of income and principal than higher-rated securities. A description of credit ratings and risks associated with lower-rated debt securities is set forth in the Appendix to this Prospectus. The Manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in light of the Portfolio's investment objectives.

     The Portfolio does not expect to invest more than 5% of its assets in non-convertible bonds, notes and debentures ("bonds") rated below BBB by S&P or Baa by Moody's. Although bonds rated in the fourth credit rating category (BBB or Baa) are commonly referred to as investment grade, they may have speculative characteristics. The Appendix to this Prospectus contains a description of credit ratings and the risks associated with lower-rated debt securities, which tend to be more speculative and riskier than higher-rated debt securities.


     The following table sets forth the weighted average ratings of the Portfolio invested in debt securities, including convertible bonds, for the year ended December 31, 1997. The balance of the Portfolio is invested in equity securities. When securities received different ratings from S&P and Moody's, the table reflects the higher rating.

                   AAA/Aaa ...........................   %
                   AA/Aa .............................   %
                   A/A ...............................   %
                   BBB/Baa ...........................   %
                   BB/Ba .............................   %
                   B/B_ ..............................   %
                   CCC/Caa ...........................   %
                   CC/Ca .............................  --
                   Non-rated .........................   %

SELIGMAN LARGE-CAP VALUE PORTFOLIO
SELIGMAN SMALL-CAP VALUE PORTFOLIO

     The investment objective of these Portfolios is long-term capital appreciation. The Seligman Large-Cap Value Portfolio seeks to achieve this objective by investing at least 65% of its total assets in equity securities of "value" companies with large market capitalization (i.e., $2 billion or more), at the time of purchase by the Portfolio. The Seligman Small-Cap Value Portfolio seeks to achieve this objective by investing at least 65% of its total assets in equity securities of "value" companies with small market capitalization (i.e., up to $1 billion), at the time of purchase by the Portfolio.

     A "value" company, as determined by the Manager, is a company that typically displays, among other things, a relatively low price-to-book and/or price-to-earnings ratio. The Manager, in selecting securities for purchase by a Portfolio, may also consider, among other factors, evaluation of a company's growth prospects, quality of management, and liquidity. The Manager will also look for companies in which new management or proposed restructuring plans are expected by the Manager to have a positive impact on the company's overall business operations and productivity.

     Under normal market conditions, each Portfolio anticipates that it will be invested primarily in equity securities of domestic issuers, including common stock, preferred stock and stock convertible into or exchangeable for such securities. Each Portfolio expects that no more than 15% of its assets will be invested in cash or fixed-income securities except for temporary defensive purposes.

     SMALL COMPANY INVESTMENT RISK FACTORS. With regard to the Seligman Small-Cap Value Portfolio, investments in smaller companies may involve greater risks than larger companies, such as limited product lines, markets and financial or managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities of larger companies.

     DERIVATIVES. Each Portfolio may invest in derivatives only for hedging or investment purposes. A Portfolio will not invest in derivatives for speculative purposes, i.e., where the derivative investment exposes the Portfolio to undue risk of loss, such as where the risk of loss is greater than the cost of the investment. The only types of derivatives in which the Seligman Large-Cap Value Portfolio and the Seligman Small-Cap Value Portfolio are currently permitted to invest are stock purchase rights and warrants, and put options.

     The Portfolios may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5 % of the Portfolio's net assets (valued at the lower of cost or market).

     OPTIONS TRANSACTIONS. Each of the Seligman Large-Cap Value Portfolio and the Seligman Small-Cap Value Portfolio may purchase put options on portfolio securities in an attempt to provide a hedge against a decrease in the price of a security held by the Portfolio. A Portfolio will not purchase options for speculative purposes. Purchasing a put option gives a Portfolio the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

     When a Portfolio purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Portfolio, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. See "Investment Policies and Restrictions" in the Statement of Additional Information.

     TEMPORARY INVESTMENTS. When the Manager believes that market conditions warrant a temporary defensive position, a Portfolio may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. A Portfolio's investments in commercial paper of U.S. issuers will be limited to
(a) obligations rated Prime-1 by Moody's or A-1 by S&P or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by S&P. A description of various commercial paper ratings and debt securities ratings appears in the Appendix to this Prospectus. A Portfolio's investments in foreign short-term instruments will be limited to those that, in the opinion of the Manager, equate generally to the standards established for U.S. short-term instruments.


OTHER INVESTMENT POLICIES

     The Fund's Portfolios may invest for either the long or short term in their efforts to attain their objectives, and changes in investments may be made whenever considered advisable by the Manager or, in the case of the Seligman Henderson Portfolios, the Subadviser. Except as otherwise noted, each of the Portfolios may engage in transactions involving the types of securities and investment strategies described below. Further information about these strategies is included in the Fund's Statement of Additional Information.

     REPURCHASE AGREEMENTS. Each Portfolio may hold cash or cash equivalents and may enter into repurchase agreements with respect to securities; normally repurchase agreements relate to money market obligations backed by the full faith and credit of the U.S. Government. Repurchase agreements are transactions in which an investor (e.g., any of the Fund's Portfolios) purchases a security from a bank, recognized securities dealer, or other financial institution and simultaneously commits to resell that security to such institution at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement thus involves the obligation of the bank or securities dealer to pay the agreed upon price on the date agreed to, which obligation is in effect secured by the value of the underlying security held by the Portfolio. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Although repurchase agreements carry certain risks not associated with direct investments in securities, each Portfolio intends to enter into repurchase agreements only with financial institutions believed to present minimum credit risks in accordance with guidelines established by the Fund's Board of Directors. The creditworthiness of such institutions will be reviewed and monitored under the general supervision of the Board of Directors. The Portfolios will invest only in repurchase agreements collateralized in an amount at least equal at all times to the purchase price plus accrued interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. No Portfolio will enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments.

     ILLIQUID SECURITIES. Other than the Seligman Cash Management Portfolio, each Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. Each Portfolio, other than the Seligman Cash Management Portfolio, may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for restricted securities offered and sold under Rule 144A will develop. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

     SHORT SALES. Each of the Seligman Henderson Portfolios may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which the Portfolio owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.


     FOREIGN SECURITIES. Each of the Fund's Portfolios may invest in commercial paper and certificates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through ADRs, ADSs, EDRs, GDRs or GDSs. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than in the U.S. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. A Portfolio may invest up to 10% of its total assets in foreign securities (except the Seligman Henderson Portfolios, which may invest up to 100% of their total assets in foreign securities), except that this 10% limit does not apply to foreign securities held through ADRs, ADSs, EDRs, GDRs or GDSs (as defined on page P-13), or to commercial paper and certificates of deposit issued by foreign banks.


     LENDING OF PORTFOLIO SECURITIES AND BORROWING. Other than the Seligman Cash Management Portfolio, each of the Fund's Portfolios may lend portfolio securities to banks or other institutional borrowers, provided that securities loaned by each of the Seligman Henderson Portfolios may not exceed 331/3% of the Portfolios' total assets taken at market value. The Fund's Portfolios will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund's custodian bank cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower is required to pay an amount equal to any dividends or interest paid on the securities to the lending Portfolio. In addition, the lending Portfolio may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. The lending of portfolio securities could involve the risk of delays in receiving additional collateral or in the recovery of securities and possible loss of rights in collateral in the event that a borrower fails financially.


     Except as noted below, a Portfolio may not borrow money except from banks for temporary purposes (but not for the purpose of purchasing portfolio securities) in an amount not to exceed 10% of the value of the total assets of that Portfolio. In addition, the Seligman Frontier Portfolio, the Seligman High-Yield Bond Portfolio, the Seligman Large-Cap Value Portfolio, and the Seligman Small-Cap Portfolio will not purchase additional portfolio securities if that Portfolio has outstanding borrowings in excess of 5% of the value of its total assets.

     The Seligman Capital Portfolio, the Seligman Common Stock Portfolio, the Seligman Communications and Information Portfolio, the Seligman Large-Cap Value Portfolio, and the Seligman Small-Cap Value Portfolio may from time to time borrow money in order to purchase securities. Borrowings may be made only from banks and each of these Portfolios may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing, or pledge more than 10% (15% for the Seligman Large-Cap Value and Seligman Small-Cap Value Portfolios) of its total assets, taken at cost, to secure the borrowing. Current asset value coverage of three times any amount borrowed by the respective Portfolio is required at all times. Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will reduce the Portfolio's net investment income in any given period. Any gain in the value of securities purchased with money borrowed to an amount in excess of amounts borrowed plus interest would cause the net asset value of the Portfolio's shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased to an amount below the amount borrowed plus interest would cause the net asset value to decrease more than would otherwise be the case.


     Each of the Seligman Henderson Portfolios may from time to time borrow money for temporary, extraordinary or emergency purposes and may invest the funds in additional securities. Borrowings for the purchase of securities will not exceed 5% of the Portfolio's total assets and will be made at prevailing interest rates.

     WHEN-ISSUED SECURITIES. The Seligman Bond Portfolio and the Seligman High-Yield Bond Portfolio may purchase securities on a when-issued basis. Settlement of such transactions (i.e., delivery of securities and payment of purchase price) normally takes place within 45 days after the date of the commitment to purchase. Although the Seligman High-Yield Bond Portfolio will purchase a security on a when-issued basis only with the intention of actually acquiring the securities, the Portfolio may sell these securities before the purchase settlement date if it is deemed advisable.

     At the time a Portfolio enters into such a commitment both payment and interest terms will be established prior to settlement; there is a risk that prevailing interest rates on the settlement date will be greater than the interest rate terms established at the time the commitment was entered into. When-issued securities are subject to changes in market value prior to settlement based upon changes, real or anticipated, in the level of interest rates or creditworthiness of the issuer. If a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, the market value of that Portfolio's assets may fluctuate more than otherwise would be the case. For this reason, accounts for each Portfolio will be established with the Fund's custodian consisting of cash and/or liquid high-grade debt securities equal to the amount of each Portfolio's when-issued commitment; these accounts will be valued each day and additional cash and/or liquid high-grade debt securities will be added to an account in the event that the current value of the when-issued commitment increases. When the time comes to pay for when-issued securities, a Portfolio will meet its respective obligations from then available cash flow, sale of securities held in the separate account, sale of other securities, or from the sale of the when-issued securities themselves (which may have a value greater or less than a Portfolio's payment obligations). Sale of securities to meet when-issued commitments carries with it a greater potential for the realization of capital gain or loss.

MANAGEMENT SERVICES

     The Board of Directors provides broad supervision over the affairs of the Fund. Pursuant to management agreements approved by the Board of Directors (the "Management Agreements"), the Manager manages the investments of each Portfolio and administers their business and other affairs. The address of the Manager is 100 Park Avenue, New York, New York 10017.

     Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.


     For its services under the Management Agreements, the Manager receives a fee from each Portfolio, calculated daily and payable monthly, at an annual rate of .40% of the average daily net assets of the Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Income Portfolio; at an annual rate of .50% of the average daily net assets of the Seligman High-Yield Bond Portfolio; at an annual rate of .75% of the average daily net assets of the Seligman Communications and Information Portfolio and Seligman Frontier Portfolio; at an annual rate of .80% of the average daily net assets of the Seligman Large-Cap Value Portfolio on the first $500 million of its net assets, .70% of the average daily net assets on its next $500 million of net assets and .60% of the average daily net assets in excess of $1 billion; and at an annual rate of 1.00% of the average daily net assets of the Seligman Small-Cap Value Portfolio on the first $500 million of its net assets, .90% of the average daily net assets on its next $500 million of net assets and .80% of the average daily net assets in excess of $1 billion.


     Each of the Seligman Henderson Portfolios pays the Manager a management fee, calculated daily and payable monthly, equal to an annual rate of 1.00% of the average daily net assets of each Portfolio, of which .90% is paid to the Subadviser for the services described below. This management fee is higher than that of the other Portfolios of the Fund and of most investment companies but is comparable to that of most global or international equity funds.


     The Manager voluntarily has agreed to waive its management fee and to reimburse all expenses for the Seligman Cash Management Portfolio, has voluntarily agreed to reimburse expenses (other than the management fee) that exceed .20% per annum of the average daily net assets for each of the Seligman Bond, Seligman Capital, Seligman Common Stock, Seligman Communications and Information, Seligman Frontier, Seligman High-Yield Bond, and Seligman Income Portfolios; and has voluntarily agreed to reimburse expenses (including the management fee) that exceed .80% and 1.00%, respectively, of the Seligman Large-Cap Value and Seligman Small-Cap Value Portfolios. There is no assurance that the Manager will continue this policy in the future.


     The Manager and Subadviser voluntarily agreed to reimburse certain expenses (other than the management fee) that exceed .40% per annum of the average daily net assets for each of the Seligman Henderson Portfolios. There is no assurance that the Manager and Subadviser will continue this policy in the future.


     The management fee and total expenses paid by each Portfolio (except Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio, each of which commenced operations on May 1, 1998), expressed as an annualized percentage of average daily net assets of such Portfolio, are presented in the following table for the fiscal year ended December 31, 1997.


                                                           MANAGEMENT FEE RATE           EXPENSE RATIOS FOR
                                                           FOR THE YEAR ENDED              THE YEAR ENDED
      PORTFOLIO                                                 12/31/97                      12/31/97*
      ---------                                          ----------------------        -----------------------
      Seligman Bond Portfolio ..........................           .40%                         .60%
      Seligman Capital Portfolio .......................           .40                          .60
      Seligman Cash Management Portfolio ...............            -*                           --
      Seligman Common Stock Portfolio ..................           .40                          .53
      Seligman Communications and Information
        Portfolio ......................................           .75                          .87
      Seligman Frontier Portfolio ......................           .75                          .89
      Seligman Henderson Global
        Growth Opportunities Portfolio .................          1.00                         1.40
      Seligman Henderson Global Smaller
        Companies Portfolio ............................          1.00                         1.40
      Seligman Henderson Global
        Technology Portfolio ...........................          1.00                         1.40
      Seligman Henderson International Portfolio .......          1.00                         1.40
      Seligman High-Yield Bond Portfolio ...............           .50                          .70
      Seligman Income Portfolio ........................           .40                          .60

-------------
    * During the year ended December 31, 1997, the Manager, at its discretion, waived all of its fees for the Seligman Cash Management Portfolio, and the Manager and/or Subadviser elected to reimburse all or a portion of the expenses for the Seligman Bond Portfolio, Seligman Capital Portfolio, Global Growth Opportunities Portfolio, Global Smaller Companies Portfolio, Global Technology Portfolio, International Portfolio, Seligman High-Yield Bond Portfolio and Seligman Income Portfolio.

     The Manager also serves as manager of seventeen other investment companies, which, together with the Fund, make up the "Seligman Group." The aggregate assets of the Seligman Group were approximately $ billion at March 31, 1998. The Manager also provides investment management or advice to institutional and other accounts having an aggregate value of approximately $ billion at March 31, 1998.


     The Fund bears all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager as provided in the Management Agreements. In particular, but without limiting the generality of the foregoing, the Fund pays brokerage commissions, custody expenses and expenses relating to computation of the Fund's net asset value per share, including the cost of any equipment or services used for obtaining price quotations; legal and accounting fees and expenses; fees and expenses of registering the Fund under the federal securities laws; taxes or governmental fees payable by or with respect to the Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes; fees, dues, and other expenses incurred in connection with the Fund's membership in any trade association or other investment organization; and such nonrecurring expenses as may arise, including litigation costs.

     THE SUBADVISER. Seligman Henderson Co. serves as Subadviser to each of the Seligman Henderson Portfolios pursuant to Subadvisory Agreements between the Manager and the Subadviser (the "Subadvisory Agreements"). The Subadvisory Agreements provide that the Subadviser will supervise and direct the Seligman
Henderson Portfolios' international investments in accordance with the Portfolios' investment objectives, policies and restrictions. Seligman Henderson Co. was created to provide international and global investment management services to institutional investors and investment companies in the U.S. The address of the Subadviser is 100 Park Avenue, New York, New York 10017.


     PORTFOLIO MANAGEMENT. Leonard J. Lovito, a Vice President, Investment Officer of the Manager, serves as a Vice President of the Fund and has been Portfolio Manager of the Seligman Bond Portfolio since January 1, 1994 and of the Seligman Cash Management Portfolio since January 1, 1995. Mr. Lovito joined the Manager in December 1984 as a Trader, was named Assistant Vice President and Portfolio Manager in January 1987 and Vice President, Investment Officer in August 1991. He also serves as Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc., and Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman U.S. Government Securities Series. The Portfolio Manager's discussion of the Seligman Bond Portfolio's performance, as well as a line graph illustrating comparative performance information between the Seligman Bond

Portfolio, the Lehman Brothers Government Bond Index, and the Lipper Corporate Debt BBB-Rated Funds Average, is included in the Fund's 1997 Annual Report to Shareholders.

     Richard R. Schmaltz, who joined the Manager as Managing Director, Director of Investments in September 1996, is primarily responsible for the day-to-day management of the Seligman Capital Portfolio as a member of the Seligman Growth Team. Mr. Schmaltz was named a Director of the Manager in November 1997. From May 1993 to September 1996, Mr. Schmaltz was Director, Investment Research at Neuberger and Berman. Prior thereto, Mr. Schmaltz was Executive Vice President of McGlinn Capital. Mr. Schmaltz is also responsible for the management of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. Additionally, he has responsibility for directing the domestic investments of the Global Growth Opportunities Portfolio and Seligman Henderson Global Growth Opportunities Fund, a series of Seligman Henderson Global Fund Series, Inc. A discussion of the Seligman Capital Portfolio's performance, as well as a line graph illustrating comparative performance information between the Seligman Capital Portfolio, the Standard & Poor's 500 Composite Stock Price Index the Lipper Capital Appreciation Funds Average, the Lipper Mid Cap Funds Average, and the Russell Mid Cap Growth Index, is included in the Fund's 1997 Annual Report to Shareholders.

     Charles C. Smith, Jr., a Managing Director of the Manager, serves as a Vice President of the Fund and has been Portfolio Manager of the Seligman Common Stock Portfolio and the Seligman Income Portfolio since December 1991. Mr. Smith, joined the Manager in 1985 as Vice President, Investment Officer and became Senior Vice President, Senior Investment Officer in 1992 and a Managing Director in January 1994. He also serves as Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc., Seligman Income Fund, Inc. and Tri-Continental Corporation.

     Odette S. Galli, Senior Vice President, Investment Officer of the Manager, serves as Co-Portfolio Manager of the Seligman Common Stock Portfolio. Ms. Galli joined the Manager in August 1993 as a Vice President, Investment Officer and was named Senior Vice President, Investment Officer in December 1997. She is also Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation. Prior to 1993, Ms. Galli was an equity research analyst at Morgan Stanley & Co. The Portfolio Managers' discussion of the Seligman Common Stock Portfolio's performance, as well as a line graph illustrating comparative performance information between the Seligman Common Stock Portfolio, the Standard & Poor's 500 Composite Stock Price Index and the Lipper Growth and Income Funds Average, is included in the Fund's 1997 Annual Report to Shareholders.

     Rodney D. Collins, Vice President, Investment Officer of the Manager, serves as Co-Portfolio Manager of the Seligman Income Portfolio. Mr. Collins joined the Manager in 1992 as a Vice President, Investment Officer. He is also Co-Portfolio Manager of Seligman Income Fund, Inc. The Portfolio Managers' discussion of the Seligman Income Portfolio's performance, as well as a line graph illustrating comparative performance information between the Seligman Income Portfolio, the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index and the Lipper Income Funds Average, is included in the Fund's 1997 Annual Report to Shareholders.

     Paul H. Wick, a Director and Managing Director of the Manager, serves as a Vice President of the Fund and is the Portfolio Manager of the Seligman Communications and Information Portfolio and a Co-Portfolio Manager of the Global Technology Portfolio. Mr. Wick joined the Manager in August 1987 as a Vice President, Investment Officer and was named a Managing Director in January 1995. He also serves as Vice President and Portfolio Manager of Seligman
Communications and Information Fund, Inc., and Vice President of Seligman Henderson Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Henderson Global Technology Fund. The Portfolio Manager's discussion of the Seligman Communications and Information Portfolio's performance, as well as a line graph illustrating comparative information between the Seligman Communications and Information Portfolio, the Standard & Poor's 500 Composite Stock Price Index and the Lipper Science and Technology Funds Average, is included in the Fund's 1997 Annual Report to Shareholders.

     Arsen Mrakovcic, a Managing Director of the Manager, is a Vice President of the Fund and Portfolio Manager of the Seligman Frontier Portfolio since October 1, 1995 and Co-Portfolio Manager of the Global Smaller Companies Portfolio. Mr. Mrakovcic, who joined the Manager in 1992 as a Portfolio Assistant, was named Vice President, Investment Officer on January 1, 1995 and a Managing Director on January 1, 1996. Mr. Mrakovcic also serves as Vice President and Portfolio Manager of Seligman Frontier Fund, Inc. and Vice President of Seligman Henderson Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Henderson Global Smaller Companies Fund. The Portfolio Manager's discussion of the Seligman Frontier Portfolio's performance, as well as a line graph illustrating comparative information between the Seligman Frontier Portfolio, the Lipper Small Cap Fund Index, the Lipper Small Cap Funds Average, the Russell 2000 Index, and the Russell 2000 Growth Index, is included in the Fund's 1997 Annual Report to Shareholders.

     Daniel J. Charleston, a Managing Director of the Manager, is a Vice President of the Fund and has been the Portfolio Manager of the Seligman High-Yield Bond Portfolio since its inception on May 1, 1995. Mr. Charleston joined the Manager in 1987 as an Assistant Portfolio Manager, was named Vice President, Investment Officer in August 1991 and Managing Director in January 1996. He also serves as Vice President of Seligman High Income Fund Series and Portfolio Manager of its Seligman High-Yield Bond Series. The Portfolio Manager's discussion of the Seligman High-Yield Bond Portfolio's performance, as well as a line graph illustrating comparative information between the Seligman High-Yield Bond Portfolio, the Lipper High-Yield Bond Funds Index and the Merrill Lynch High-Yield Master Index, is included in the Fund's 1997 Annual Report to Shareholders.

     The Subadviser's International Policy Group has overall responsibility for directing and overseeing all aspects of investment activity for each of the Seligman Henderson Portfolios and provides international investment policy, including country weightings, asset allocations and industry sector guidelines, as appropriate. Mr. Iain C. Clark, Chief Investment Officer of the Subadviser, is a Vice President of the Fund and is responsible for the day-to-day investment activity of the International Portfolio and the international investments of the Global Smaller Companies Portfolio. Mr. Clark, who joined the Subadviser in 1992, has been a Director and Senior Portfolio Manager of Henderson plc and Director of Henderson International, Ltd. since 1985 and Secretary, Treasurer and Vice President of Henderson International, Inc. since 1991. Mr. Clark's discussion of the International Portfolio's performance, as well as a line graph illustrating comparative performance information between the International Portfolio, the Lipper International Funds Average, the Morgan Stanley Capital International ("MSCI") World Index and the MSCI Europe-Asia-Far East Index, is included in the Fund's 1997 Annual Report to Shareholders. The Portfolio Managers' discussion of the Global Smaller Companies Portfolio's performance, as well as a line graph illustrating comparative information between the Global Smaller Companies Portfolio, the MSCI World Index, The Saloman Brothers World EMI Index, and the Lipper Global Small Company Funds Average, is included in the Fund's 1997 Annual Report to Shareholders.

     Brian Ashford-Russell, a Portfolio Manager with Henderson plc since February 1993, is a Vice President of the Fund and Co-Portfolio Manager of the Global Technology Portfolio. Prior to joining Henderson plc, Mr. Ashford-Russell was a Portfolio Manager with Touche Remnant & Co. Mr. Ashford-Russell and Mr. Wick have responsibility for directing and overseeing the international and domestic investments, respectively, of the Global Technology Portfolio including the selection of individual securities for purchase or sale. The Portfolio Managers' discussion of the Global Technology Portfolio's performance, as well as a line graph illustrating comparative performance between the Global Technology Portfolio, the Lipper Global Funds Average and the MSCI World Index, is included in the Fund's 1997 Annual Report to Shareholders.

     Nitin Mehta, a Portfolio Manager with Henderson plc since September 1994, is a Vice President of the Fund and Co-Portfolio Manager of the Global Growth Opportunities Portfolio. From May 1993 to September 1994, Mr. Mehta was Head of Currency Management and Derivatives at Quorum Capital Management. From February 1993 to May 1993, he was an Investment Officer with International Finance Corporation. From July 1986 to March 1992, he was Director of Equities at Shearson Lehman Global Asset Management. Mr. Mehta and Mr. Schmaltz have responsibility for directing and overseeing the international and domestic investments, respectively, of the Global Growth Opportunities Portfolio including the selection of individual securities for purchase or sale. The Portfolio Managers' discussion of the Global Growth Opportunities Portfolio's performance, as well as a line graph illustrating comparative performance information between the Global Growth Opportunities Portfolio, the Lipper Global Funds Average and the MSCI World Index, is included in the Fund's 1997 Annual Report to Shareholders.

     Neil T. Eigen, a Managing Director of the Manager and Head of the Manager's Value Investment Team, is a Vice President of the Fund and Portfolio Manager of the Seligman Large-Cap Value Portfolio and the Seligman Small-Cap Value Portfolio since each Portfolio's inception on May 1, 1998. Mr. Eigen joined the Manager in his current position on January 3, 1997. Prior to joining the Manager, Mr. Eigen served as Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns Asset Management. Mr. Eigen also serves as Vice President and Portfolio Manager of Seligman Value Fund Series, Inc.

     Richard S. Rosen, a Senior Vice President, Investment Officer of the Manager, is Co-Portfolio Manager of the Seligman Large-Cap Value Portfolio and the Seligman Small-Cap Value Portfolio since each Portfolio's inception on May 1, 1998. Mr. Rosen joined the Manager in his current position on January 3, 1997. Prior to joining the Manager, Mr. Rosen served as a Managing Director and Portfolio Manager at Bear Stearns Asset Management. Mr. Rosen also serves as Co-Portfolio Manager of Seligman Value Fund Series, Inc. The Portfolio Managers' discussion of the performances of the Seligman Large-Cap Value Portfolio and the Seligman Small-Cap Value Portfolio, as well as line graphs illustrating comparative performance information between the Portfolios and appropriate broad based indices will be included in the Fund's next Annual Report to Shareholders.

     Copies of the Fund's 1997 Annual Report to Shareholders may be obtained, without charge, by calling or writing the Fund at the telephone numbers or address listed on the front page of this Prospectus.


PORTFOLIO TRANSACTIONS, PORTFOLIO TURNOVER AND VALUATION

     PORTFOLIO TRANSACTIONS. In directing transactions involving exchange-listed securities, the Manager (or in the case of the Seligman Henderson Portfolios, the Manager or the Subadviser) will seek the most favorable price and execution, and consistent with that policy may give consideration to the research, statistical, and other services furnished by brokers or dealers to the Manager or the Subadviser for its use. In addition, the Manager and Subadviser are authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis, although the use of such brokers may result in a higher brokerage charge to a Portfolio than the use of brokers selected solely on the basis of seeking the most favorable price and execution although such research and analysis received may be useful to the Manager or the Subadviser in connection with their services to other clients as well as to the Portfolios. Portfolio transactions for the Seligman Bond Portfolio, Seligman Cash Management Portfolio and Seligman High-Yield Bond Portfolio, which invest in debt securities generally traded in the over-the-counter market, and transactions by any of the other Portfolios in debt securities traded on a "principal basis" in the over-the-counter market are normally directed by the Manager or the Subadviser to dealers in the over-the-counter market, which dealers generally act as principals for their own accounts.

     Consistent with the rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Manager or Subadviser may consider sales of the Canada Life Accounts and, if permitted by applicable laws, of the other Funds in the Seligman Group as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     PORTFOLIO TURNOVER. A change in securities held by any Portfolio is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions and other transactions costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Changes will be made whenever the Manager or, in the case of the Seligman Henderson Portfolios, the Subadviser, believes such changes will strengthen any Portfolio's position. Portfolio turnover will vary from year to year as well as within a year and may exceed 100%.


     VALUATION. The net asset value of the shares of each Portfolio will be computed each day, Monday through Friday, as of the close of regular trading of the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on days the New York Stock Exchange is open for trading. Securities of each Portfolio (except Seligman Cash Management Portfolio) are valued at current market value, or in the absence thereof, at fair value in accordance with procedures approved by the Board of Directors. For purposes of determining the net asset value per share of each of the Seligman Henderson Portfolios, securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value.


     Securities held by the Seligman Cash Management Portfolio are valued using the amortized cost method. This method is designed to stabilize the net asset value of that Portfolio at $1.00 per share. The Board of Directors will monitor closely the stabilization of the net asset value at $1.00 per share and has adopted procedures to facilitate such stabilization. More information regarding this method of valuation is contained in the Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio of the Fund has qualified and intends to continue to qualify as a "regulated investment company" under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Under such provisions, the Fund's Portfolios will be subject to federal income tax only with respect to undistributed net investment income and net realized capital gain. Each of the Fund's Portfolios will be treated as a separate entity. Dividends on the Seligman Cash Management Portfolio will be declared daily and reinvested monthly in additional full and fractional shares of the Seligman Cash Management Portfolio; it is not expected that this Portfolio will realize capital gains. Dividends and capital gain distributions from each of the other Portfolios will be declared and paid annually and will be reinvested at the net asset value of such shares of the Portfolio that declared such dividend or gain distribution. Dividend and gain distributions are generally not currently taxable to owners of the VA, CLAA or VCA-9 Contracts; further information regarding the tax consequences of an investment in the Fund is contained in the separate prospectus or disclosure documents of the Canada Life Accounts and VCA-9.


PURCHASES AND REDEMPTIONS

     Shares of the Portfolios will be offered only to Canada Life Accounts and VCA-9. Shares of the Fund will be purchased and redeemed by Canada Life Accounts and VCA-9 at net asset value, without charge. However, the Canada Life Accounts and VCA-9 are sold subject to certain fees and charges. These fees and charges for the Canada Life Accounts and VCA-9 are more fully described in the prospectuses or disclosure documents for Canada Life Accounts and VCA-9 which should be read together with this Prospectus, as applicable. Purchase or redemption requests received by the Fund prior to 4:00 p.m. Eastern time are effected at the applicable Portfolio's net asset value per share calculated on the date such purchase or redemption requests are received.

     Any inquiries regarding the Fund should be directed in writing to Seligman Financial Services, Inc., 100 Park Avenue, New York, New York 10017, or by calling the telephone numbers listed on the front page of the Prospectus. Seligman Financial Services, Inc. is an affiliate of the Manager and distributor of the Fund's shares.


CUSTODIANS AND TRANSFER AGENT

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as custodian of the Fund's assets, except for the assets of each of the Seligman Henderson Portfolios, as well as transfer and dividend disbursing agent.

     Morgan Stanley Trust  Company,  One Pierrepont  Plaza,  Brooklyn,  New York
11201, acts as custodian of the assets of each of the Seligman Henderson Portfolios.


ORGANIZATION AND CAPITALIZATION


     The Fund is an open-end diversified management investment company incorporated under the laws of the state of Maryland on June 24, 1987 under the name Seligman Mutual Benefit Portfolios, Inc. The Fund's name was changed to Seligman Portfolios, Inc. on April 15, 1993. Directors of the Fund have authority to issue a total of 1,000,000,000 shares, each with a par value of $.001. The Fund presently has fourteen separate series of common stock, each of which maintains a separate investment portfolio, designated as follows: Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman Henderson Global Growth Opportunities Portfolio, Seligman Henderson Global Smaller Companies Portfolio, Seligman Henderson Global Technology Portfolio, Seligman Henderson International Portfolio, Seligman High-Yield Bond Portfolio, Seligman Income Portfolio, Seligman Large-Cap Value Portfolio, and Seligman Small-Cap Value Portfolio. Each share represents an equal proportionate interest in the respective series and shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights, are transferable and are fully paid and non-assessable. In accordance with current policy of the SEC, holders of the Canada Life Accounts and VCA-9 have the right to instruct Canada Life and MBL Life, respectively, as to voting Fund shares held by such Canada Life Accounts and VCA-9, respectively, on all matters to be voted on by Fund shareholders. Such rights may change in accordance with changes in policies of the SEC. Voting rights of the participants in the Canada Life Accounts and VCA-9 are more fully set forth in the prospectus or disclosure document relating to that account, as applicable, which should be read together with this Prospectus. The Directors of the Fund have authority to create additional portfolios and to classify and reclassify shares of capital stock without further action by shareholders and additional series may be created in the future. Under Maryland corporate law, the Fund is not required to hold annual meetings and it is the intention of the Fund's Directors not to do so. However, special meetings of shareholders will be held for action by shareholders as may be required by the 1940 Act, the Fund's Articles of Incorporation and By-Laws, or Maryland corporate law.


                                    APPENDIX



MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

     DEBT SECURITIES

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


     COMMERCIAL PAPER

     Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment ability of the rated issue.

     The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issues rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING SERVICE ("S&P")

     DEBT SECURITIES

     AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt issues rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Debt issues rated A are regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt issues rated BBB are regarded as having an adequate capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     C: The rating C is reserved for income bonds on which no interest is being paid.

     D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.


     COMMERCIAL PAPER

     S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

     D: Debt rated "D" is in payment default.

     The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 1998
                            SELIGMAN PORTFOLIOS, INC.


                                 100 Park Avenue
                            New York, New York 10017
          800-221-7844 - all continental United States, except New York
                          212-850-1864 - New York State
                        800-221-2783 - Marketing Services




         This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Seligman Portfolios, Inc. (the "Fund"), dated May 1, 1998. It should be read in conjunction with the Prospectus, which may be obtained by contacting the Fund at the telephone numbers or address set forth above. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.








                                TABLE OF CONTENTS

INVESTMENT POLICIES AND RESTRICTIONS......................................     2
DIRECTORS AND OFFICERS....................................................     6
MANAGEMENT AND EXPENSES...................................................    11
PORTFOLIO TRANSACTION, VALUATION AND REDEMPTION...........................    13
CUSTODIAN AND INDEPENDENT AUDITORS........................................    15
FINANCIAL STATEMENTS......................................................    15
APPENDIX A................................................................    16

                      INVESTMENT POLICIES AND RESTRICTIONS

     The Prospectus  discusses the  investment  objectives of each of the Fund's
Portfolios and the policies it employs to achieve those objectives. The following information regarding the Fund's investment policies supplements the information contained in the Prospectus.

PURCHASING PUT OPTIONS ON SECURITIES


     The Seligman Henderson Global Growth Opportunities Portfolio, the Seligman Henderson Global Smaller Companies Portfolio, the Seligman Henderson Global Technology Portfolio and the Seligman Henderson International Portfolio (collectively, the "Seligman Henderson Portfolios") and the Seligman Large-Cap Value Portfolio and the Seligman Small-Cap Value Portfolio each may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This hedge protection is provided during the life of the put option since a Portfolio, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.


     Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, a Portfolio would let the put option expire resulting in a reduced profit on the underlying security equal to the cost of the put option. The cost of the put option is limited to the premium plus commission paid. A Portfolio's maximum financial exposure will be limited to these costs.

     A Portfolio may purchase options listed on public exchanges as well as over-the-counter. Options listed on an exchange are generally considered very liquid. OTC options are considered less liquid, and therefore, will only be considered where there is not a comparable listed option. Because options will be used solely for hedging and due to their relatively low cost and short duration, liquidity is not a significant concern.

     A Portfolio's ability to engage in option transactions may be limited by tax considerations.

LENDING OF PORTFOLIO SECURITIES

     Certain of the Fund's Portfolios may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed-upon amount of interest from the borrower. Loans made will generally be short-term and are subject to termination at the option of the Fund or the borrower. The lending Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Portfolio does not have the right to vote securities during the period of the loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

REPURCHASE AGREEMENTS

     Each of the Portfolios may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short term. A repurchase agreement is an agreement under which a Portfolio acquires a money market instrument, generally a U.S. Government obligation, subject to resale at an agreed-upon price and date. Such resale price reflects an agreed-upon interest rate effective for the period of time the instrument is held by a Portfolio and is unrelated to the interest rate on the instrument.

     Each of the Portfolios has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller failed to pay the repurchase price. It is not anticipated that securities subject to repurchase agreements will be sold except in the case of default on the obligation to repurchase. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, a Portfolio would suffer a loss. In addition, the law is unsettled regarding the rights of a Portfolio if the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the United States Bankruptcy Code. As a result, under these extreme circumstances, there may be restrictions on the ability to sell the collateral, and losses could be incurred.

ILLIQUID SECURITIES

     Other than the Seligman Cash Management Portfolio, each Portfolio of the Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable.

FOREIGN CURRENCY TRANSACTIONS

     A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. Each of the Seligman Henderson Portfolios will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

     A Portfolio may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case the contract would approximate the value of some or all of the Portfolio's securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of a Portfolio's position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Portfolio. Under extraordinary circumstances, the Subadviser may enter into forward currency contracts in excess of 75% of a Portfolio's position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Portfolio may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The Subadviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of a Portfolio and its ability to purchase additional securities.

      Except as set forth above and immediately below, each Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. A Portfolio, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Portfolio's securities or other assets denominated in that currency provided the excess amount is "covered" by cash and/or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

     At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. However, a Portfolio may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

      If a Portfolio retains the portfolio security and engages in offsetting transactions, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Each Portfolio's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Subadviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

     Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

PORTFOLIO TURNOVER


     The portfolio turnover rates for each Portfolio are calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for the years ended December 31, 1997 and 1996 for each Portfolio (except the Seligman Cash Management Portfolio; and the Seligman Large-Cap Value Portfolio and the Seligman Small-Cap Value Portfolio which each commenced operations on May 1, 1998*) were as follows: 0

                                                          1997            1996
                                                          ----            ----

Seligman Bond Portfolio                                  170.12%        199.74%
Seligman Capital Portfolio                                93.97          88.78
Seligman Common Stock Portfolio                           80.13          50.33
Seligman Communications and
  Information Portfolio                                  277.14         167.20
Seligman Frontier Portfolio                              101.68         119.74
Seligman Henderson Global Growth
  Opportunities Portfolio                                 77.85          12.99
Seligman Henderson Global
  Smaller Companies Portfolio                             64.81          62.31
Seligman Henderson Global
 Technology Portfolio                                    167.36          45.04
Seligman Henderson
  International Portfolio                                 89.43          48.53
Seligman High-Yield Bond Portfolio                        74.54         117.01
Seligman Income Portfolio                                 96.99          19.59

* The portfolio turnover rate for each of the Seligman Large-Cap Value and Seligman Small-Cap Value Portfolios is not expected to exceed 100%.


INVESTMENT RESTRICTIONS

         The Fund has adopted the several investment restrictions enumerated below. Except as otherwise indicated below, restrictions No. 1 through 9 may not be changed without the affirmative vote of the holders of a majority of a Portfolio's outstanding voting securities; restrictions No. 10 through 16 may be changed by the Fund's Board of Directors without such a vote.
Under these restrictions, none of the Portfolios may:


1. Borrow money, except from banks for temporary purposes (but not for the purpose of purchasing portfolio securities) in an amount not to exceed 10 % (15% for the Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio) of the value of the total assets of the Portfolio; except that the Seligman Capital Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Large-Cap Value Portfolio, and Seligman Small-Cap Value Portfolio may borrow to purchase securities provided that such borrowings are made only from banks, do not exceed one-third of the respective Portfolio's net assets (taken at market) and are secured by not more than 10% (15% for the Seligman Large-Cap Value and Seligman Small-Cap Value Portfolios) of such assets (taken at cost); except that the Seligman Frontier Portfolio, the Seligman High-Yield Bond Portfolio, the Seligman Large-Cap Value Portfolio and the Seligman Small-Cap Value Portfolio will not purchase additional portfolio securities if it has outstanding borrowings in excess of 5% of the value of its total assets; and except that each of the Seligman Henderson Portfolios may borrow money from banks to purchase securities in amounts not in excess of 5% of its total assets.

2. Mortgage, pledge or hypothecate any of its assets, except to secure borrowings permitted by paragraph 1 and provided that this limitation does not prohibit escrow, collateral or margin arrangements in connection with
     (a) the purchase or sale of covered options (including stock index options), (b) the purchase or sale of interest rate or stock index futures contracts or options on such contracts by any of the Fund's Portfolios otherwise permitted to engage in transactions involving such instruments or
     (c) in connection with the Fund's purchase of fidelity insurance and errors and omissions insurance, and provided, further, that Seligman High-Yield Bond Portfolio may mortgage, pledge or hypothecate its assets, but the value of such encumbered assets may not exceed 10% of that Portfolio's net asset value. This investment restriction No. 2 may be changed, with respect to the Seligman High-Yield Bond Portfolio, by the Fund's Board of Directors.

3. Make "short" sales of securities (except that each of the Seligman Henderson Portfolios may make short sales "against-the-box"), or purchase securities on "margin" except for short-term credits necessary for the purchase or sale of securities, provided that for purposes of this limitation, initial and variation payments or deposits in connection with transactions involving interest rate or stock index futures contracts and options on such contracts by any Portfolio permitted to engage in transactions involving such instruments will not be deemed to be the purchase of securities on margin.

4. With respect to 75% of its securities portfolio (or 100% of its securities portfolio, in the case of the Seligman High-Yield Bond Portfolio), purchase securities of any issuer if immediately thereafter more than 5% of its total assets valued at market would be invested in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or buy more than 10% of the voting securities of any one issuer.

5. Invest more than 25% of the market value of its total assets in securities of issuers in any one industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), provided that for the purpose of this limitation, mortgage-related securities do not constitute an industry; provided further that the Seligman Communications and Information Portfolio will invest at least 65% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries, except when investing for temporary defensive purposes; and provided further that the Seligman Cash Management Portfolio may invest more than 25% of its gross assets: (i) in the banking industry; (ii) in the personal credit institution or business credit institution industries; or (iii) in any combination of (i) and (ii).


6. Purchase or hold any real estate, except that the Seligman Bond Portfolio, the Seligman Large-Cap Value Portfolio, the Seligman Small-Cap Value Portfolio, and each of the Seligman Henderson Portfolios may engage in transactions involving securities secured by real estate or interests therein, and the Seligman Large-Cap Value Portfolio, the Seligman Small-Cap Value Portfolio, and each of the Seligman Henderson Portfolios may purchase securities issued by companies or investment trusts that invest in real estate or interests therein.


7. Purchase or sell commodities and commodity futures contracts; except that the Board of Directors may authorize any Portfolio other than the Seligman Cash Management Portfolio and the Seligman High-Yield Bond Portfolio to engage in transactions involving interest rate and/or stock index futures and related options solely for the purposes of reducing investment risk and not for speculative purposes.

8. Underwrite the securities of other issuers, provided that the disposition of investments otherwise permitted to be made by any Portfolio (such as investments in securities that are not readily marketable without registration under the 1933 Act and repurchase agreements with maturities in excess of seven days) will not be deemed to render a Portfolio engaged in an underwriting investment if not more than 10% of the value of such Portfolio's total assets (taken at cost) would be so invested and except that in connection with the disposition of a security a Portfolio may be deemed to be an underwriter as defined in the 1933 Act.

9. Make loans, except loans of securities, provided that purchases of notes, bonds or other evidences of indebtedness, including repurchase agreements, are not considered loans for purposes of this restriction; provided further that each of the Seligman Henderson Global Portfolios may not make loans of money or securities other than (a) through the purchase of securities in accordance with the Fund's investment objective, (b) through repurchase agreements and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the funds total assets.

10. Purchase illiquid securities for any Portfolio including repurchase agreements maturing in more than seven days and securities that cannot be sold without registration or the filing of a notification under Federal or state securities laws, if, as a result, such investment would exceed 15% of the value of such Portfolio's net assets.

11. Invest in oil, gas or other mineral exploration or development programs; PROVIDED, HOWEVER, that this investment restriction shall not prohibit a Portfolio from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

12. Purchase securities of any other investment company, except in connection with a merger, consolidation, acquisition or reorganization and except to the extent permitted by Section 12 of the Investment Company Act of 1940 (the "1940 Act").


13. Purchase securities of companies which, together with predecessors, have a record of less than three years' continuous operation, if as a result of such purchase, more than 5% of such Portfolio's net assets would then be invested in such securities; except that the Seligman Communications and Information Portfolio, the Seligman Frontier Portfolio, each of the Seligman Henderson Portfolios and the Seligman High-Yield Bond Portfolio may each invest no more than 5% of total assets, at market value, in securities of companies which, with their predecessors, have been in operation less than three continuous years, excluding from this limitation securities guaranteed by a company that, including predecessors, has been in operation at least three continuous years. This restriction does not apply to the Seligman Large-Cap Value Portfolio or the Seligman Small-Cap Value Portfolio.


14.      Purchase securities of companies for the purpose of exercising control.

15. Purchase securities from or sell securities to any of its officers or Directors, except with respect to its own shares and as permissible under applicable statutes, rules and regulations. In addition, the Seligman High-Yield Bond Portfolio may not purchase or hold the securities of any issuer if, to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

16. Invest more than 5% of the value of its net assets, valued at the lower of cost or market, in warrants, of which no more than 2% of net assets may be invested in warrants and rights not listed on the New York or American Stock Exchange. For this purpose, warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the value of assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the Fund it will revoke the commitment by terminating sales in the state involved. The Fund also intends to comply with the diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended. For a description of these requirements see the Prospectus of Canada Life of America Variable Annuity Account 2 and the Disclosure Statement of Canada Life of America Annuity Account 3, each established by Canada Life Insurance Company of America ("Canada Life") or the Prospectus of the Variable Contract Account-9 established by MBL Life Assurance Corporation ("MBL Life").

     Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Portfolio means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or of such Portfolio or (2) 67% or more of the shares of the Fund or of such Portfolio present at a shareholder's meeting if more than 50% of the outstanding shares of the Fund or of such Portfolio are represented at the meeting in person or by proxy.

                             DIRECTORS AND OFFICERS

     Directors and Officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.


WILLIAM C. MORRIS*          Director,  Chairman  of the Board,  Chief  Executive
  (60)                      Officer and Chairman of the Executive Committee

                            Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; Trustee, Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, Director, Daniel Industries, Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*              Director, President and Member of the
  (45)                      Executive Committee


                            Director and President, J. & W. Seligman & Co. Incorporated, investment managers and advisers; President (with the exception of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.) and Director or Trustee, the Seligman Group of Investment Companies; Chairman, Seligman Data Corp., shareholder service agent; and Director, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Seligman Henderson Co., advisers.

RICHARD R. SCHMALTZ*        Director, Member of the Executive Committee and
  (57)                      Portfolio Manager

                            Managing Director, Director of Investments, J & W Seligman & Co. Incorporated; Director of Seligman Henderson co. and Trustee Emeritus of Colby College; formerly Director, Investment Research at Neuberger & Berman from may 1993 to September 1996 and
                            Executive Vice President of McGlinn Capital from July 1987 to May 1993.

JOHN R. GALVIN              Director
  (68)

                            Dean, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee, the Seligman Group of Investment Companies; Chairman, American Council on Germany; a Governor of the Center for Creative Leadership; Director, USLIFE Corporation, insurance; Raytheon Co., electronics; the National Defense University; and the Institute for Defense Analysis; formerly, Ambassador, U.S. State Department for negotiations in Bosnia; Distinguished Policy Analyst at Ohio State University and Olin Distinguished Professor of National Security Studies at the United States Military Academy. From June, 1987 to June, 1992, he was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command. Tufts University, Packard Avenue, Medford, MA 02155

ALICE S. ILCHMAN            Director
  (63)

                            President, Sarah Lawrence College; Director or Trustee, the Seligman Group of Investment Companies; Chairman, The Rockefeller Foundation, charitable foundation; and Director, NYNEX, telephone company; and the Committee for Economic Development; formerly, Trustee, The Markle Foundation, philanthropic organization; and Director, International Research and Exchange Board, intellectual exchanges. Sarah Lawrence College, Bronxville, NY 10708

FRANK A. McPHERSON          Director
  (65)

                            Director, various organizations; Director or Trustee, the Seligman Group of Investment Companies; Director, Kimberly-Clark Corporation, consumer products, Bank of Oklahoma Holding Company, Oklahoma City Chamber of Commerce, Baptist Medical Center, Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, and National Boys and Girls Clubs of America; Chairman, Oklahoma City Public Schools Foundation; and a Member of the Business Roundtable; formerly, Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation, energy and chemicals. 123 Robert S. Kerr Avenue, Oklahoma City, OK 73102

JOHN E. MEROW               Director
  (68)

                            Retired Chairman and Senior Partner, Sullivan & Cromwell, law firm; Director or Trustee, the Seligman Group of Investment Companies; Commonwealth Industries, Inc.; the Municipal Art Society of New York; and the Unites States Council for International Business; Chairman, the American Australian Association; Chairman, The New York and Presbyterian Hospital Care Network, Inc. and a Director of The New York and Presbytaria Hospital; Vice Chairman of the Unites States-New Zealand Council; and a Member of the American Law Institute and the Council on Foreign Relations. 125 Broad Street, New York, NY 10004

BETSY S. MICHEL             Director
  (55)

                            Attorney; Director or Trustee, the Seligman Group of Investment Companies; Trustee, Geraldine R. Dodge Foundation, charitable foundation; and Chairman of the Board of Trustees of St. George's School (Newport, RI); formerly, Director, The National Association of Independent Schools (Washington, DC). St. Bernard's Road, P.O. Box 449, Gladstone, NJ 07934

JAMES C. PITNEY             Director
  (71)

                            Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm; Director or Trustee, the Seligman Group of Investment Companies; formerly, Director, Public Service Enterprise Group, public utility. Park Avenue at Morris County, P.O. Box 1945, Morristown, NJ 07962-1945

JAMES Q. RIORDAN            Director
  (70)

                            Director, various organizations; Director or Trustee, the Seligman Group of Investment Companies, Director, The Houston Exploration Company, The Brooklyn Museum, The Brooklyn Union Gas Company, The Committee for Economic Development, Dow Jones & Co., Inc. and Public Broadcasting Service; formerly, Co-Chairman of the Policy Council of the Tax Foundation; Director, Tesoro Petroleum Companies, Inc.; and Director and President, Bekaert Corporation. 675 Third Avenue, Suite 3004, New York, NY 10017

ROBERT L. SHAFER            Director
  (65)

                            Director, various organizations; Director or Trustee, the Seligman Group of Investment Companies; and Director, USLIFE Corporation, life insurance; formerly, Vice President, Pfizer Inc., pharmaceuticals. 235 East 42nd Street, New York, NY 10017

JAMES N. WHITSON            Director
  (63)

                            Director, various organizations, Director or Trustee, the Seligman Group of Investment Companies; Director, Sammons Enterprises, Inc.; Red Man Pipe and Supply Company, piping and other materials; and C-SPAN; formerly, Executive Vice President, Chief Operating Officer and Director, Sammons Enterprises, Inc. 300 Crescent Court, Suite 700, Dallas, TX 75201

BRIAN ASHFORD- RUSSELL      Vice President and Portfolio Manager
  (39)

                            Portfolio Manager, Seligman Henderson Co., advisers; and Henderson plc, investment managers; and Vice President and Portfolio Manager, one other open-end investment company in the Seligman Group of investment companies; formerly, Portfolio Manager, Touche Remnant & Co., investment managers.

DANIEL J. CHARLESTON        Vice President and Portfolio Manager
  (38)

                            Managing Director (formerly, Vice President, Investment Officer), J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Vice President and Portfolio Manager, one other open-end investment company in the Seligman Group of Investment Companies.

IAIN C. CLARK               Vice President and Portfolio Manager
  (47)

                            Chief Investment Officer, Seligman Henderson Co., advisers; Vice President and Portfolio Manager, one other open-end investment company in the Seligman Group of investment companies; Director and Senior Portfolio Manager, Henderson plc, investment managers; Director, Henderson International, Ltd., investment managers; and Secretary, Treasurer and Vice President, Henderson International, Inc., investment adviser.

LEONARD J. LOVITO           Vice President and Portfolio Manager
  (38)

                            Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Vice President and Portfolio Manager, two other open-end investment companies in the Seligman Group of Investment Companies.


NITIN MEHTA                 Vice President and Portfolio Manager
  (37)


                            Portfolio Manager, Seligman Henderson Co., advisers; and Henderson plc, investment managers; and Vice President and Portfolio Manager, one other open-end investment company in the Seligman Group of investment companies; formerly, Head of Currency Management and Derivatives, Quorum Capital Management; Investment Officer, International Finance Corp.; and Director of Equities, Shearson Lehman Global Asset Management.


ARSEN MRAKOVCIC             Vice President and Portfolio Manager
  (32)


                            Managing Director (formerly, Vice President, Investment Officer), J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Vice President and Portfolio Manager, two other open-end investment companies in the Seligman Group of Investment Companies


CHARLES C. SMITH, JR.       Vice President and Portfolio Manager
  (41)


                            Managing Director (formerly, Senior Vice President and Senior Investment Officer), J. & W. Seligman & Co. Incorporated, investment managers and advisers; Vice President and Portfolio Manager, two other open-end investment companies in the Seligman Group of Investment Companies and Tri-Continental Corporation, closed-end investment company.


PAUL H. WICK                Vice President and Portfolio Manager
   (35)


                            Managing Director (formerly, Vice President, Investment Officer), J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Vice President and Portfolio Manager, two other open-end investment companies in the Seligman Group of Investment Companies.

LAWRENCE P. VOGEL           Vice President
  (41)

                            Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Seligman Financial Services, Inc., broker/dealer; and Seligman Data Corp., shareholder service agent; Vice President, the Seligman Group of Investment Companies and Seligman Services, Inc., broker/dealer; and Treasurer, Seligman Henderson Co., advisers.

FRANK J. NASTA              Secretary
  (33)

                            Senior  Vice  President,   Law  and  Regulation  and
                            Corporate Secretary, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Corporate Secretary, the Seligman Group of Investment Companies; Seligman Financial Services, Inc., broker/dealer; Seligman Henderson Co., advisers; Seligman Services, Inc., broker/dealer and Seligman Data Corp., shareholder service agent; formerly, Secretary, J. & W. Seligman Trust Company, trust company; and attorney, Seward and Kissel, law firm.

THOMAS G. ROSE              Treasurer
  (40)
                            Treasurer,   the   Seligman   Group  of   Investment
                            Companies;  and  Seligman  Data  Corp.,  shareholder
                            service   agent;   formerly,   Treasurer,   American
                            Investors Advisors,  Inc. and the American Investors
                            Family of Funds.

         The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.



                                                         Compensation Table
                                                                                   Pension or               Total Compensation
                                                        Aggregate              Retirement Benefits               from Fund
               Name and                             Compensation From          Accrued as part of            and Fund Complex
          POSITION WITH FUND                            Fund (1)                  FUND EXPENSES          PAID TO DIRECTORS (1) (2)
          ------------------                            --------                  -------------          -------------------------
William C. Morris, Director and Chairman                   N/A                         N/A                          N/A
Brian T. Zino, Director and President                      N/A                         N/A                          N/A
Richard R. Schmaltz, Director*                             N/A                         N/A                          N/A
Ronald T. Schroeder, Director**                            N/A                         N/A                          N/A
Fred E. Brown, Director Emeritus***                        N/A                         N/A                          N/A
John R. Galvin, Director                                $5,131.57                      N/A                      $69,000.00
Alice S. Ilchman, Director                               4,713.08                      N/A                       65,000.00
Frank A. McPherson, Director                             4,748.77                      N/A                       66,000.00
John E. Merow, Director                                  4,713.13                      N/A                       65,000.00
Betsy S. Michael, Director                               5,131.57                      N/A                       69,000.00
James C. Pitney, Director                                4,585.53                      N/A                       64,000.00
James Q. Riordan, Director                               4,876.37                      N/A                       67,000.00
Robert L. Shafer, Director                               4,876.37                      N/A                       67,000.00
James N. Whitson, Director                               5,003.99(d)                   N/A                       68,000.00(d)

(1) Based on remuneration received by the Directors of the Fund for the year ended December 31, 1997. Effective January 16, 1998, the per meeting fee for Directors was increased by $1000, which is allocated proportionately among all funds in the Fund Complex.


(2) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.


*    Elected May 15, 1997.
**   Retired May 15, 1997.
***  Retired as Director and designated Director Emeritus on March 20, 1997.


(d)  Deferred.


         The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the directors' fees and expenses and the accumulated balance thereof is included in "Liabilities" in the Fund's financial statements. The total amounts of deferred compensation (including interest) payable in respect of the Fund to Mr. Whitson as of December 31, 1997 was .

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation (including interest) in the amount of and , respectively, as of December 31, 1997. The Fund has applied for, and received, exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by the Manager, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.



         Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies in the Seligman Group. As of , 1998, no Directors or officers of the Fund owned directly or indirectly shares of any of the Portfolios.


                             MANAGEMENT AND EXPENSES

         Under the Management Agreements and subject to the control of the Board of Directors, the Manager (or in the case of each of the Seligman Henderson Portfolios, the Manager and Seligman Henderson Co. (the "Subadviser") manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of directors and/or officers of the Fund who are employees or advisors of the Manager.

         The Management Agreements (and the Subadvisory Agreements, in the case of the Seligman Henderson Portfolios) provide that the Manager (and the Subadviser, in the case of the Seligman Henderson Portfolios) will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing their duties under the Management (and Subadvisory) Agreements, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the Management (and Subadvisory) Agreements.

         The Fund pays all its expenses other than those assumed by the Manager or Subadviser, including fees and expenses of independent attorneys and auditors, taxes and governmental fees (including fees and expenses for qualifying the Fund and its shares under Federal and state securities laws), expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, fees and expenses of directors of the Fund not employed by the Manager or any of its affiliates (including the Subadviser), insurance premiums and extraordinary expenses such as litigation expenses.


         The Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Income Portfolio each pays the Manager a management fee for its services, calculated daily and payable monthly, equal to an annual rate of .40% of the average daily net assets of each such Portfolio. The Seligman High-Yield Bond Portfolio pays the Manager a management fee for its services, calculated daily and payable monthly, equal to an annual rate of .50% of the average daily net assets of such Portfolio. The Seligman Communications and Information Portfolio and Seligman Frontier Portfolio each pay the Manager a management fee for its services, calculated daily and payable monthly, equal to an annual rate of .75% of the average daily net assets of each such Portfolio. The Seligman Large-Cap Value Portfolio pays the Manger a management fee for its services, calculated daily and payable monthly, equal to an annual rate of .80% of the Portfolio's average daily net assets on the first $500 million of net assets, .70% of the Portfolio's average daily net assets on the next $500 million of net assets and
 .60% of the Portfolio' average daily net assets in excess of $1 billion. The Seligman Small-Cap Value Portfolio pays the Manager a management fee for its services, calculated daily and payable monthly, equal to an annual rate of 1.00% of the Portfolio's average daily net assets on the first $500 million of net assets, .90% of the Portfolio's average daily net assets on the next $500 million of net assets, and .80% of the Portfolio's average daily net assets in excess of $1 billion. Each of the Seligman Henderson Portfolios pays the Manager a management fee for its services, calculated daily and payable monthly, equal to an annual rate of 1.00% of the average daily net assets of each such Portfolio, of which .90% is paid to the Subadviser for the services described below.

       The following table indicates the management fees paid (or waived, in the case of Seligman Cash Management Portfolio) for the years 1997, 1996, and 1995:

                                                                 1997      1996          1995
                                                                 ----      ----          ----

Seligman Bond Portfolio                                      $           $ 18,034      $ 15,262
Seligman Capital Portfolio                                                 48,339        28,551
Seligman Cash Management Portfolio*                                        36,532        18,365
Seligman Common Stock Portfolio                                           134,264        94,380
Seligman Communications and Information Portfolio                         373,337       123,216
Seligman Frontier Portfolio                                               165,050        29,219
Seligman Henderson Global Growth Opportunities Portfolio                    4,098**        --
Seligman Henderson Global Smaller Companies Portfolio                     110,169        17,210
Seligman Henderson Global Technology Portfolio                              4,920**        --
Seligman Henderson International Portfolio                                 57,323        25,312
Seligman High-Yield Bond Portfolio                                         35,858         3,941**
Seligman Income Portfolio                                                  49,574        45,797

------------------------
*   The Manager, at its discretion, waived all of its fees.
**  Fees paid from commencement of operations.

         The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See Appendix A for further information about the Manager.


         The Management Agreement with respect to the Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio and Seligman Income Portfolio was approved by the Board of Directors on September 30, 1988 and by shareholders at a Special Meeting held on December 16, 1988. The Management Agreement with respect to the Seligman Henderson International Portfolio was approved by the Board of Directors on March 18, 1993. The Management Agreements with respect to the Seligman Communications and Information Portfolio, the Seligman Frontier Portfolio, and the Seligman Henderson Global Smaller Companies Portfolio were approved by the Board of Directors on July 21, 1994. The Management Agreement with respect to the Seligman High-Yield Bond Portfolio was approved by the Board of Directors on March 16, 1995. The Management Agreement with respect to the Seligman Henderson Global Growth Opportunities Portfolio and the Seligman Henderson Global Technology Portfolio was approved by the Board of Directors on March 21, 1996. The Management Agreement with respect to the Seligman Large-Cap Value Portfolio and the Seligman Small-Cap Value Portfolio was approved by the Board of Directors on March 19, 1998. The Management Agreements will continue in effect until December 31 of each year, with respect to each Portfolio (except the Seligman Large-Cap Value Portfolio and the Seligman Small-Cap Portfolio, for which the Management Agreement is in effect until December 31, 1999, and then each December 31 thereafter) if (1) such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Portfolios and by a vote of a majority of the Directors who are not parties to the Management Agreements or interested persons of any such party) and (2) the Manager shall not have notified the Fund at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. The Management Agreements may be terminated at any time with respect to any or all Portfolios, by the Fund, without penalty, on 60 days' written notice to the Manager. The Manager may terminate the Management Agreements at any time upon 60 days written notice to the Fund. The Management Agreements will terminate automatically in the event of their assignment. The Fund has agreed to change its name upon termination of the Management Agreements if continued use of the name would cause confusion in the context of the Manager's business.

         Under the Subadvisory Agreements between the Manager and the Subadviser, the Subadviser supervises and directs the investment of the assets of each of the Seligman Henderson Portfolios, including making purchases and sales of portfolio securities consistent with each of the Seligman Henderson Portfolio's investment objectives and policies. For these services the Subadviser is paid a fee equal to an annual rate of .90% of each of the Seligman Henderson Portfolio's average daily net assets. The Subadvisory Agreement with respect to Seligman Henderson International Portfolio was approved by the Board of Directors at a meeting held on March 18, 1993. The Subadvisory Agreement with respect to Seligman Henderson Global Smaller Companies Portfolio was approved by the Board of Directors at a meeting held on July 21, 1994. The Subadvisory Agreements with respect to Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio were approved by the Board of Directors at a meeting held on March 21, 1996. The Subadvisory Agreements will continue in effect until December 31 of each year, and from year to year thereafter if (1) such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Portfolios and by a vote of a majority of the Directors who are not parties to the Subadvisory Agreements or interested persons of any such party) and (2) the Subadviser shall not have notified the Manager in writing at least 60 days prior to such December 31 or prior to December 31 of any year thereafter that it does not desire such continuance. The Subadvisory Agreements may be terminated at any time by the Fund, on 60 days written notice to the Subadviser. The Subadvisory Agreements will terminate automatically in the event of their assignment or upon the termination of the relevant Management Agreement.


         The Subadviser is a New York general partnership formed by the Manager and Henderson International, Inc., a controlled affiliate of Henderson plc. Henderson plc, headquartered in London, is one of the largest independent money managers in Europe and is recognized as a specialist in global equity investing.


         Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst,
(v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Director of Compliance, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

         The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

         Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. In turn, the order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

                PORTFOLIO TRANSACTIONS, VALUATION AND REDEMPTION

         As provided in the Management Agreements, the Manager (or in the case of each of the Seligman Henderson Portfolios, the Manager or the Subadviser) purchases and sells securities for the Fund. Purchase and sale orders are placed by the Manager or the Subadviser.

         The Management Agreements and the Subadvisory Agreements recognize that in the purchase and sale of portfolio securities the Manager or the Subadviser will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the manager for its use, as well as to the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager or Subadviser to be beneficial to the Fund. In addition, the Manager or the Subadviser is authorized to place orders with brokers who provide supplemental investment and market research and statistical and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund that the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager or the Subadviser in connection with its services to clients other than the Fund.

         In over-the-counter markets, the Fund deals with primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

         Brokerage commissions of each Portfolio (except the Seligman Bond Portfolio, Seligman Cash Management Portfolio and Seligman High-Yield Bond Portfolio; and the Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio, which both commenced operations on May 1, 1998) for the years 1997, and if applicable, 1996 and 1995, are set forth in the following table:

                                                                            Total Brokerage
                                                                         Commissions Paid for
                                                               Execution And Statistical Services (1)
                                                               --------------------------------------
                                                                1997      1996           1995
                                                                ----      ----           ----
Seligman Capital Portfolio                                    $        $ 19,283        $20,041
Seligman Common Stock Portfolio                                          37,709         34,600
Seligman Communications and Information Portfolio                        82,832         32,247
Seligman Frontier Portfolio                                              43,065         12,086
Seligman Henderson Global Growth Opportunities Portfolio                  4,056            N/A
Seligman Henderson Global Smaller Companies Portfolio                    39,649         12,794
Seligman Henderson Global Technology Portfolio                            2,037            N/A
Seligman Henderson International Portfolio                               20,495         12,389
Seligman Income Portfolio                                                 1,483          6,746

--------------
  (1)  Not including any spreads on principal transactions on a net basis.

         When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or salable.


         VALUATION. The net asset value per share of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day that the New York Stock Exchange is open. Currently, the New York Stock Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The following supplements information contained in the Prospectus regarding the manner in which securities are valued.


         It is the policy of the Seligman Cash Management Portfolio to use its best efforts to maintain a constant per share price equal to $1.00. Instruments held by the Seligman Cash Management Portfolio are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

         The foregoing method of valuation is permitted by Rule 2a-7 adopted by the Securities and Exchange Commission (the "SEC"). Under this rule, the Seligman Cash Management Portfolio must maintain an average-weighted portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Fund's Directors to be of high quality with minimal credit risks. In accordance with the rule, the Directors have established procedures designed to stabilize, to the extent reasonably practicable, the price per share as computed for the purpose of sales and redemptions of the Seligman Cash Management Portfolio at $1.00. Such procedures include review of the portfolio holdings by the Seligman Cash Management Portfolio and determination as to whether the net asset value of the Seligman Cash Management Portfolio, calculated by using available market quotations or market equivalents, deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the net asset value based upon available market quotations or market equivalents, and $1.00 per share net asset value, based on amortized cost, must be examined by the Directors. In the event that a deviation of .5 of 1% or more exists between the Portfolio's $1.00 per share net asset value and the net asset value calculated by reference to market gestations, or if there is any deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated. Any such action may include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

         With respect to each of the Seligman Henderson Portfolios, portfolio securities, including open short positions, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are not recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available, including restricted securities, are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board of Directors determines that this amortized cost value does not represent fair market value.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Board of Directors.

         For purposes of determining the net asset value per share of the Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.


         REDEMPTION. The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on the New York Stock Exchange during periods of emergency, or such other periods as ordered by the SEC. It is not anticipated that shares will be redeemed for other than cash or its equivalent. However, the Fund reserves the right to pay the redemption price to the Canada Life Accounts and VCA-9 in whole or in part, by a distribution in kind from the Fund's investment portfolio, in lieu of cash, taking the securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. If shares are redeemed in this way, brokerage costs will ordinarily be incurred by the Canada Life Accounts and VCA-9 in converting such securities into cash.


                       CUSTODIANS AND INDEPENDENT AUDITORS


         CUSTODIANS. With the exception of each of the Seligman Henderson Portfolios, Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as custodian for the Fund, and in such capacity holds in a separate account assets received by it from or for the account of each of the Fund's Portfolios.


         Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for each of the Seligman Henderson Portfolios, and in such capacity holds in a separate account assets received by it from or for the account of each of these Portfolios of the Fund.


        INDEPENDENT AUDITORS., independent auditors, serve as auditors of the Fund and certify the annual financial statements of the Fund. Their address is 787 Seventh Avenue, New York, New York 10019.


                              FINANCIAL STATEMENTS


         Audited financial statements and notes thereon as of December 31, 1997 for the Fund's Portfolios are incorporated herein by reference to the Fund's 1997 Annual Report. The Annual Report will be furnished, without charge, to investors who request copies of the Fund's Statement of Additional Information.

                                   APPENDIX A

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED


         Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

         Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 .... Prior to 1900

o    Helps finance America's fledgling railroads through underwriting.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o    Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates i n raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, 0with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.
o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.
o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific .
o Establishes J. & W. Seligman Trust Company, and J. & W. Seligman Valuations Corporation.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o    Introduces  Seligman  Select  Municipal  Fund,  Inc. and  Seligman  Quality
     Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds. o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global and international investment products.
o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.
o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

                         POST-EFFECTIVE AMENDMENT NO. 21
                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)

Item No. In Part A Of Form N-1a            Location In Prospectus
-------------------------------            ----------------------
1.   Cover Page                            Cover Page

2.   Synopsis                              Not applicable

3.   Condensed Financial Information       Financial Highlights

4.   General Description of                Investment Objectives and
     Registrant                            Policies

5.   Management of Fund                    Management Services; Portfolio
                                           and Valuation Transactions,
                                           Portfolio Turnover

5a.  Manager's Discussion of Fund          Management Services
     Performance

6.   Capital Stock and Other Securities    Organization and Capitalization;
                                           Other Investment Policies;
                                           Dividends, Distributions and Taxes

7.   Purchase of Securities Being          Purchases and Redemptions
     Offered


8.   Redemption or Repurchase              Purchases and Redemptions


9.   Pending Legal Proceedings             Not applicable

Item No. In Part B Of Form N-1a            Location In Statement Of Additional
-------------------------------            -----------------------------------
                                           Information
                                           -----------

10.  Cover Page                            Cover Page

11.  Table of Contents                     Table of Contents

12.  General Information and History       Appendix A

13.  Investment Objectives and Policies    Investment Policies and Restrictions

14.  Management of the Registrant          Management and Expenses

15.  Control Persons and Principal         Directors and Officers
     Holders of Services

16.  Investment Advisory and Other         Management and Expenses;
     Services                              Custodians and Independent Auditors

17.  Brokerage Allocation                  Portfolio Transactions, Valuation
                                           and Redemption

18.  Capital Stock and Other Securities    Portfolio Transactions, Valuation
                                           and Redemption

19.  Purchase, Redemption and Pricing      Portfolio Transactions, Valuation
     of Securities Being Offered           and Redemption

20.  Tax Status                            Dividends, Distributions and Taxes
                                           (Prospectus)

21.  Underwriters                          Not applicable

22.  Calculation of Performance Data       Portfolio Transactions, Valuation
                                           and Redemption

23.  Financial Statements                  Financial Statements

PART C.  OTHER INFORMATION
-------  -----------------

Item 24. Financial Statements And Exhibits
-------- ---------------------------------

   (a)  Financial Statements:

   Part A: Financial Highlights from June 21, 1988 (commencement of operations) to December 31, 1996 for Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, and Seligman Income Portfolio; from May 3, 1993 (commencement of operations) to December 31, 1996 for the Seligman Henderson International Portfolio; from October 11, 1994 (commencement of operations) to December 31, 1996 for Seligman Communications and Information Portfolio, Seligman Frontier Portfolio and Seligman Henderson Global Smaller Companies Portfolio; from May 1, 1995 (commencement of operations) to December 31, 1996 for Seligman High-Yield Bond Portfolio; and from May 1, 1996
            (commencement  of  operations)  to December  31,  1996 for  Seligman
            Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio.


   Part B: Financial Statements will be included in the Fund's audited 1997 Annual Report, and will be incorporated by reference in the Fund's Statement of Additional Information. These Financial Statements are:
            Portfolios of Investments as of December 31, 1997; Statements of Assets and Liabilities as of December 31, 1997; Statements of
            Operations for the yearended December 31, 1997; Statements of Changes in Net Assets for the years ended December 31, 1997 and 1996 for Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman Henderson Global Smaller Companies Portfolio, Seligman Henderson International Portfolio, Seligman Higi-Yield Bond Portfolio, and Seligman Income Portfolio; and for the year ended December 31, 1997 and the period May 1, 1996 (commencement of operations) to December 31, 1996 for the Seligman Henderson Global
            Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio; Notes to Financial Statements; Financial Highlights for the five years ended December 31, 1997 for Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, and Seligman Income Portfolio; for the period May 3, 1993 (commencement of operations) to December 31, 1997 for Seligman Henderson International Portfolio; for the period October 11, 1994 (commencement of operations) to December 31, 1997 for Seligman Communications and Information Portfolio, Seligman Frontier Portfolio and Seligman Henderson Global Smaller Companies Portfolio; for the period May 1, 1995 (commencement of operations) to December 31, 1997 for Seligman
            High-Yield  Bond   Portfolio;   and  for  the  period  May  1,  1996
            (commencement  of  operations)  to December  31,  1997 for  Seligman
            Henderson  Global  Growth   Opportunities   Portfolio  and  Seligman
            Henderson Global Technology Portfolio; Report of Independent Auditors. These financial statements will be filed by amendment.



   (b) Exhibits: All Exhibits have been previously filed, except Exhibits marked with an  asterisk  (*) which will be filed by amendment.


   (1) Form   of   Articles  of  Amendment  and   Restatement  of   Articles  of
       Incorporation. (Incorporated by reference to Post-Effective Amendment No. 19 filed on November 1, 1996.)


   (2) By-laws of Registrant.  (Incorporated  by  reference  to   Post-Effective
       Amendment No. 20 filed on April 17, 1997.)


   (3) Not applicable.

   (4) Not applicable.

------    -------------------------
  (5) (a) Form of Management Agreement in respect of Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson
            Global  Technology  Portfolio.   (Incorporated  by  reference  to
            Post-Effective No. 17 filed on February 15, 1996.)
       (b) Form of Subadvisory Agreement in respect of Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio. (Incorporated by reference to Post-Effective No. 17 filed on February 15, 1996.)
       (c) Form of Management Agreement in respect of Seligman High-Yield Bond Portfolio. (Incorporated by reference to Post-Effective Amendment No. 14 filed on February 14, 1995.)
       (d) Management Agreement in respect of Seligman Communications and Information and Seligman Frontier Portfolios. (Incorporated by reference to Post-Effective Amendment No. 15 filed on March 31, 1995.) (e) Management Agreement in respect of Seligman Henderson Global Smaller Companies Portfolio (formerly, Seligman Henderson Global Emerging Companies Portfolio). (Incorporated by reference to Post-Effective Amendment No. 15 filed on March 31, 1995.) (f) Subadvisory Agreement in respect of Seligman Henderson Global Smaller Companies Portfolio. (Incorporated by reference to Post-Effective Amendment No. 15 filed on March 31, 1995.) (g) Management Agreement in respect of Seligman Henderson Global Portfolio. (Incorporated by reference to Post-Effective Amendment No. 15 filed on March 31, 1995.) (h) Subadvisory Agreement in respect of Seligman Henderson Global Portfolio. (Incorporated by reference to Post-Effective Amendment No. 15 filed on March 31, 1995.) (i) Management Agreement in respect of Seligman Capital, Seligman Cash Management, Seligman Common Stock, Seligman Fixed Income Securities, and Seligman Income Portfolios. (Incorporated by reference to Post-Effective Amendment No. 15 filed on March 31, 1995.)

      (j) Management Agreement in respect of Seligman Large-Cap Value Portfolio and Seligman Small-Cap Value Portfolio.*


  (6)       Not applicable.

  (7)       Not applicable.

  (8)  (a)   Custodian Agreement and Sub-Custodian Agreement in respect of
             Seligman Capital, Seligman Cash Management, Seligman Common Stock,
             Seligman Fixed Income Securities, and Seligman Income Portfolios.*
        (b)  Form of First Amendment to Custodian Agreement in respect of
             Seligman Communications and Information and Seligman Frontier
             Portfolios.*
        (c)  Recordkeeping Agreement in respect of Seligman Henderson Global
             Portfolio.*
        (d)  First Amendment to Recordkeeping Agreement in respect of Seligman
             Henderson Global Smaller Companies Portfolio.*

        (e) Second Amendment to Custodian Agreement in respect of Seligman High-Yield Bond Portfolio. (Incorporated by reference to Post-Effective Amendment No. 18 filed on May 2, 1996.)
        (f) Second Amendment to Recordkeeping Agreement in respect of Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio. (Incorporated by reference to Post-Effective Amendment No. 18, filed May 2, 1996.)
        (g) Custodian Agreement between Registrant and Morgan Stanley Trust Company in respect of the Seligman Henderson Portfolios. (Incorporated by reference to Post-Effective Amendment No. 19 filed on November 1, 1996.)

-------  --------------------------

   (9) Other Material Contracts.

        (a) Waiver of Buy/Sell Agreement between the Registrant and The Mutual Benefit Life Insurance Company.*
        (b) Buy/Sell Agreement between Registrant and Canada Life Insurance Company of America.*
        (c) Buy/Sell Agreement between Registrant and Canada Life Insurance Company of America.*
        (d) Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Capital, Seligman Cash Management, Seligman Common Stock, Seligman Fixed Income Securities, and Seligman Income Portfolios.*
        (e) First Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Henderson Global Portfolio.*
        (f) Second Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Communications and Information, Seligman Frontier, and Seligman Henderson Global Smaller Companies Portfolios.*

        (g) Third Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman High-Yield Bond Portfolio. (Incorporated by reference to Post-Effective Amendment No. 18, filed May 2, 1996.)
        (h) Fourth Amendment to Agency Agreement between Investors Fiduciary Trust Company, acting as Transfer and Dividend Disbursing Agent, and the Fund in respect of Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio. (Incorporated by reference to Post-Effective Amendment No. 18, filed May 2, 1996.)

   (10)  Opinion and Consent of Counsel.
         (Incorporated by reference to Post-Effective Amendment No. 18, filed May 2, 1996.)

   (11)  Consent of independent auditors.*

   (12)  N/A

   (13) (a) Representation Re: Initial Capital (Purchase Agreement for Seligman Capital, Seligman Cash Management, Seligman Common Stock, Seligman Fixed Income Securities, and Seligman Income Portfolios).*
        (b) Representation Re: Initial Capital (Purchase Agreement for Seligman Henderson Global Portfolio).*

        (c) Representation Re: Initial Capital (Purchase Agreement for Seligman High-Yield Bond Portfolio). (Incorporated by reference to Post-Effective Amendment No. 15 filed on March 31, 1995.)
        (d) Representation Re: Initial Capital (Purchase Agreement for Seligman Henderson Global Growth Opportunities Portfolio and Seligman Henderson Global Technology Portfolio). (Incorporated by reference to Post-Effective Amendment No. 18, filed May 2, 1996.)

------   --------------------------


   (14)  The Seligman IRA Plan Agreement.
         (Incorporated by reference to Exhibit 14 of Registration Statement
         No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

  (14a) The Seligman Simple IRA Plan Set-Up Kit.
        (Incorporated by reference to Exhibit 14 of Registration Statement
        No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

  (14b) The Seligman Simple IRA Plan Agreement.
        (Incorporated by reference to Exhibit 14 of Registration Statement
        No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

   (15)  Not applicable.

   (16)  Not applicable.

   (17) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.*

   (18)  Not applicable.

   Other  Exhibits:  Powers of Attorney  (Incorporated  by reference to
                     Post-Effective  Amendment  No. 20 filed on April 17, 1996.)


Item 25.   Persons Controlled By Or Under Common Control With Registrant
--------   -------------------------------------------------------------

           None.

Item 26.   Number Of Holders Of Securities
--------   -------------------------------

           As of February 12, 1998, there were eight record holders of Capital Stock of the Registrant.


Item 27.   Indemnification
--------   ---------------

             Reference is made to the provisions of Article Eleventh of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) of Post-Effective Amendment No. 19 to the Registration Statement, filed November 6, 1996 and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to this Post-Effective Amendment No.
             20 to the Registration Statement.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

-------    --------------------------

Item 28.   Business And Other Connections Of Investment Adviser
--------   ----------------------------------------------------

           J. & W. Seligman & Co. Incorporated, a Delaware Corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc., and Tri-Continental Corporation.

           The Subadviser also serves as subadviser to nine other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund,
           Inc., Seligman Value Fund Series, Inc., and Tri-Continental Corporation.

           The Manager and Subadviser each have an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager and the Subadviser, respectively, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager and the Subadviser, respectively, pursuant to the Investment Advisers Act of 1940 (SEC File Nos. 801-15798 and 801-40670, respectively), which were filed on June 3, 1997.

Item 29.   Not applicable.
--------

Item 30. Location of Accounts and Records - All accounts, books and other -------- documents required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder will be maintained by the following:

           Custodian for Seligman Bond Portfolio, Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman Communications and Information Portfolio, Seligman Frontier Portfolio, Seligman High-Yield Bond Portfolio, and Seligman Income Portfolio and Recordkeeping agent for all Portfolios: Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105.

           Custodian for Seligman Henderson Global Growth Opportunities Portfolio, Seligman Henderson Global Smaller Companies Portfolio, Seligman Henderson Global Technology Portfolio, and Seligman Henderson International Portfolio: Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201.

           Transfer,  Redemption and Other Shareholder  Account Services for all
           Portfolios: Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105.

Item 31. Management Services - None not discussed in the Prospectus or Statement of Additional Information for the Registrant.

-------   --------------------------

Item 32.   Undertakings -
--------   --------------

   (1) The Registrant undertakes to file a post-effective amendment with financial statements, which need not be certified, within four to six months from the effective date of this Post-Effective Amendment.

   (2) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

   (3) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by
           Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 21 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 13th day of February, 1998.

                                            SELIGMAN PORTFOLIOS, INC.


                                            By:  /s/ WILLIAM C. MORRIS
                                                 ---------------------
                                                 William C. Morris, Chairman


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 21 to the Registration Statement has been signed below by the following persons, in the capacities indicated on February 13, 1998.


   Signature                                  Title
   ---------                                  -----

   /s/ WILLIAM C. MORRIS                Chairman of the Board (Principal
-------------------------               executive officer) and Director
    William C. Morris

  /s/ BRIAN T. ZINO                     Director and President
-------------------------
      Brian T. Zino

  /s/ THOMAS G. ROSE                    Treasurer
--------------------------
      Thomas G. Rose



John R. Galvin, Director                 )
Alice S. Ilchman, Director               )
Frank A. McPherson, Director             )
John E. Merow, Director                  )
Betsy S. Michel, Director                )  /S/ BRIAN T. ZINO
James C. Pitney, Director                )  -----------------
James Q. Riordan, Director               )*Brian T. Zino, Attorney-In-Fact
Robert L. Shafer, Director               )
James N. Whitson, Director               )